                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Filed by the registrant [X]

  Filed by a party other than the registrant [_]

  Check the appropriate box:

  [X]  Preliminary proxy statement

  [_]  Definitive proxy statement

  [_]  Definitive additional materials

  [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             BANCORP HAWAII, INC.
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             BANCORP HAWAII, INC.
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the Appropriate box):

  [_]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)


  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

  [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

  (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

- --------------------------------------------------------------------------------

  (2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

  (3)  Filing party:

- --------------------------------------------------------------------------------

  (4)  Date filed:

- --------------------------------------------------------------------------------

                         [LOGO OF BANCORP HAWAII, INC.]

                              130 MERCHANT STREET
                             HONOLULU, HAWAII 96813

                                                                  March 10, 1994

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Bancorp Hawaii, Inc. to be held at 8:30 a.m. on Wednesday, April 27, 1994, on the Sixth Floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii.

  The accompanying Notice of Meeting and Proxy Statement describe the matters to be considered and voted upon at the meeting. In addition to consideration of these matters, a report to stockholders on the affairs of the Company will be given and stockholders will have the opportunity to discuss matters of interest concerning the Company.

  Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. In the event you are unable to attend the meeting, your shares may still be voted if you complete, sign, and return the enclosed Proxy Card. Please complete the Proxy Card and mail it promptly in the enclosed postage-paid return envelope to insure that your shares are voted in the manner you desire. If you wish to do so, your proxy may be revoked at any time prior to its use.

  On behalf of the Board of Directors, thank you for your cooperation and support.

                                          Sincerely,

                                          H. Howard Stephenson Chairman of the
                                          Board and Chief Executive Officer

                           BANCORP HAWAII, INC.

                            130 Merchant Street

                          Honolulu, Hawaii 96813

To Our Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders of Bancorp Hawaii, Inc. ("Bancorp") will be held on Wednesday, April 27, 1994, at 8:30 a.m. on the sixth floor of the Bank of Hawaii Building, 111 South King Street, Honolulu, Hawaii, for the following purposes:

    1. To elect four Class II Directors for terms expiring in 1997, and successors to fill the unexpired terms of two retiring Class III Directors.

    2. To approve an amendment to the Restated Articles of Incorporation to increase the authorized number of shares of common stock, $2 par value, from 50,000,000 shares to 100,000,000 shares.

    3. To approve the Bancorp Hawaii, Inc. Stock Option Plan of 1994 under which an aggregate of up to 1,250,000 shares of common stock (to be adjusted to 1,875,000 shares as a result of the 50% stock dividend declared on January 26, 1994 and payable on March 15, 1994) may be issued pursuant to the exercise of options to purchase common stock that may be granted to officers and key employees.

    4. To approve the Bancorp Hawaii, Inc. Executive Officer One-Year Incentive Plan.

    5. To approve the Bancorp Hawaii, Inc. Sustained Profit Growth Plan.

    6. To elect an Auditor.

    7. To transact any other business that may be properly brought before the meeting.

  Only owners of record of Bancorp Hawaii, Inc. common stock at the close of business February 17, 1994 are entitled to attend the meeting and vote on the business brought before it.

  You are urged to attend the meeting in person. However, in the event you are unable to attend the meeting, your shares may still be voted if you fill in, sign, and return the enclosed Proxy Card in the attached postage prepaid envelope. The Proxy Statement, to which your attention is now invited, is intended to provide certain background information that will be helpful in deciding how to cast your vote on business transacted at the meeting.

  Please complete the Proxy Card and mail it promptly in the enclosed postage-paid envelope to insure that your shares are voted in the manner you desire. If you wish to do so, your proxy may be revoked at any time prior to its use.

                                          By Order of the Board of Directors

                                          Ruth E. Miyashiro

                                          Vice President and Secretary

                                          Bancorp Hawaii, Inc.

Honolulu, Hawaii

Dated: March 10, 1994

                                   IMPORTANT

 PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE
    ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL SAVE BANCORP THE EXPENSE OF A
                        SUPPLEMENTARY SOLICITATION.

                         THANK YOU FOR ACTING PROMPTLY.

                           BANCORP HAWAII, INC.

                           130 Merchant Street

                          Honolulu, Hawaii 96813

                             PROXY STATEMENT

       FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 27, 1994
                  (Approximate Mailing Date: March 10, 1994)

  The accompanying proxy is solicited by order of the Board of Directors of Bancorp Hawaii, Inc. ("Bancorp"). Any proxy submitted as a result of this solicitation may be revoked by the stockholder by giving notice of revocation to Bancorp in writing or in person at any time prior to its use. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

  The expense of this mail solicitation will be paid by Bancorp. In addition to using the mails, proxies may be solicited by officers, directors, and regular employees of Bancorp or its subsidiaries, in person, or by telephone, telefax or telegram without additional compensation for such services. Bancorp will also request brokers or nominees who hold Bancorp's common stock in their names to forward proxy material at Bancorp's expense to the beneficial owners of such stock. Bancorp has retained D. F. King & Co., Inc., a firm of professional proxy solicitors, to aid in the solicitation of such proxies at an estimated fee of $7,500 plus reimbursement of out-of-pocket expenses.

     VOTING SECURITIES, VOTES REQUIRED, AND PRINCIPAL HOLDERS THEREOF

  As of February 17, 1994 (the "record date"), Bancorp had outstanding 28,292,156 shares of common stock. If holders of more than 50% of those shares are represented at the meeting, either in person or by proxy, a quorum will exist for conducting business. Each share of common stock is entitled to one vote; cumulative voting is not permitted under the By-Laws of Bancorp. All matters that will be submitted to the stockholders at the meeting will require an affirmative vote of a majority of shares present in order to be valid and binding. Under Hawaii law and Bancorp's Restated Articles of Incorporation and By-Laws, abstentions and broker nonvotes are not voted in favor of or against any matter that may come before the Annual Meeting. Such abstentions and broker nonvotes will, however, have the effect of a negative vote if an item requires the approval of a specified percentage of all issued and outstanding shares of Bancorp's common stock.

  At the close of business on December 31, 1993, Bancorp had 28,425,039 shares of common stock outstanding. Two corporations were known to Bancorp to own beneficially 5% or more of Bancorp's common stock. Information about such ownership is set forth in the following table:

   TITLE OF          NAME AND ADDRESS OF         AMOUNT AND NATURE OF PERCENT
    CLASS             BENEFICIAL OWNERS          BENEFICIAL OWNERSHIP OF CLASS
   --------          -------------------         -------------------- --------
 Common Stock State Farm Mutual Automobile            1,737,038(1)      6.11%
              Insurance
              Company and its related entities
              One State Farm Plaza
              Bloomington, Illinois 61701
 Common Stock Wellington Management Company/          1,428,392(2)      5.03%
              Wellington Trust Company,
              National
                Association, a wholly-owned
              subsidiary
                of Wellington Management
              Company
              75 State Street
              Boston, Massachusetts 02109

- -------

(1) State Farm Mutual Automobile Insurance Company and its related entities have sole voting and dispositive power over the 1,737,038 shares.

(2) Wellington Management Company/Wellington Trust Company, National Association, in their capacity as investment advisor, may be deemed beneficial owner of 1,428,392 shares of Bancorp, which are owned by numerous investment counseling clients, and has shared voting and dispositive power over 788,187 shares and shared dispositive and no voting power over 640,205 shares. No such client is known to have ownership of more than five percent of the class of common stock of Bancorp.

                             ELECTION OF DIRECTORS

  The Restated Articles of Incorporation of Bancorp provide that the Board of Directors shall consist of not less than 3 nor more than 15 persons who shall be elected for such terms as may be prescribed in the By-Laws of Bancorp. The By-Laws of Bancorp provide for a Board of Directors consisting of 11 persons divided into 3 classes, with the terms of office of one class expiring each year. Directors to succeed the class of directors whose terms expire will be elected for terms of 3 years at Bancorp's annual meetings.

  Listed below are the four persons who have been nominated as Class II directors to serve 3-year terms to expire in 1997, and the persons who have been nominated as Class III directors to fill the unexpired terms of two Class III directors who have reached mandatory retirement age. All of the nominees, except Mary G. F. Bitterman and Herbert M. Richards, Jr., are currently serving as directors of Bancorp. Mrs. Bitterman and Mr. Richards have been nominated as Class III directors to succeed Messrs. Sidney Hashimoto and Frank Manaut, who have reached mandatory retirement age. Should any of these nominees become unable to serve, an event which is not anticipated by Bancorp, the proxies, except those from stockholders who have given instruction to withhold voting for the following nominees, will be voted for such other persons as management may nominate. Certain information concerning each of the nominees, and each of the continuing directors, is set forth after his/her name.


    NOMINEES FOR ELECTION AS CLASS II DIRECTORS--TERMS EXPIRE IN 1997

                                                                                   SHARES OF BANCORP
    NAME, AGE, AND                                             OTHER                 COMMON STOCK
  YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)            DIRECTORSHIP(S)             OWNED AS OF
     AS DIRECTOR         DURING PAST 5 YEARS                   HELD                DECEMBER 31, 1993
  ------------------   -----------------------            ---------------          -----------------
 David A. Heenan;     Chairman, President and    Aloha Airgroup, Inc.,                      215
  54; 1993             Chief Executive Officer   Aloha Airlines, Inc.,
                       of Theo H. Davies &       C. Brewer Homes, Inc.,
                       Co., Ltd. (the North      Kennedy-Wilson, Inc.,
                       American subsidiary of    Bank of Hawaii
                       Hong Kong-based Jardine    International, Inc. a
                       Matheson Holdings Ltd.,    subsidiary of
                       a diversified multi-       Bank of Hawaii
                       national corporation)
                       since July 1982.
 Stuart T. K. Ho;     Chairman of the Board      Aloha Airgroup, Inc.,                   10,752(1)
  58; 1987             and President, Capital    Bishop Insurance of Hawaii, Inc.,
                       Investment of Hawaii,     Capital Investment of
                       Inc. (diversified real      Hawaii, Inc.,
                       estate development and    Gannett Co., Inc.,
                       management company)       College Retirement
                       since January 1982;         Equities Fund,
                       Chairman, Gannett         Various subsidiaries
                       Pacific Corp.               and affiliates of Bancorp
                       (newspaper publishing
                       company) since 1987.
 Lawrence M. Johnson; President of Bancorp and   Various subsidiaries                   152,674(2)
  53; 1989             Bank of Hawaii since       and affiliates of Bancorp
                       March 1989; Executive
                       Vice President of
                       Bancorp August 1980 to
                       February 1989; Vice
                       Chairman of Bank of
                       Hawaii December 1984 to
                       February 1989.
 Fred E. Trotter;     President of F. E.         Longs Drug Stores,                       5,179(3)
  63; 1978             Trotter, Inc. since       Maui Land &
                       January 1970.               Pineapple Co., Inc.,
                                                 Bancorp Leasing of
                                                   Hawaii Inc., a
                                                   subsidiary of Bank
                                                   of Hawaii

    NOMINEES FOR ELECTION AS CLASS III DIRECTORS--TERMS EXPIRE IN 1995

                                                                 SHARES OF BANCORP
  NAME, AGE, AND                                     OTHER         COMMON STOCK
YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)     DIRECTORSHIPS      OWNED AS OF
    AS DIRECTOR        DURING PAST 5 YEARS           HELD        DECEMBER 31, 1993
- ------------------   -----------------------     -------------   -----------------
Mary G.F.           President and Chief        Various                 2,872(4)
 Bitterman;           Executive Officer, KQED,   subsidiaries
 49                   Inc. (public               and affiliates
                      broadcasting center)       of Bancorp
                      since November 1993;
                      Consultant
                      (telecommunications,
                      investments, and Asian-
                      Pacific affairs)
                      November 1988 to October
                      1993.
Herbert M.          President and Manager,     Various                 2,441(5)
 Richards, Jr.        Kahua Ranch Ltd. (cattle   subsidiaries
 64                   and sheep ranching and     and affiliates
                      diversified agricultural   of Bancorp
                      business since December
                      1954.

  Each nominee or director continuing in office is also currently a director of Bank of Hawaii (hereinafter the "Bank"), Bancorp's major subsidiary.

  These persons will be placed in nomination for election as Class II and Class III directors, as above indicated. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless you specify otherwise.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

  A stockholder may nominate a particular individual to serve as a director, provided notice of such nomination together with the written consent of such individual to serve as a director is given at least 14 days prior to the annual meeting. The notice of nomination must be made in writing, delivered or mailed by first class mail to the Secretary of Bancorp, and must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of the nominee, and (iii) the number of shares of Bancorp stock beneficially owned by the nominee.

                         DIRECTORS CONTINUING IN OFFICE

                 CLASS III DIRECTORS--TERMS EXPIRE IN 1995

                                                                  SHARES OF BANCORP
  NAME, AGE, AND                                      OTHER         COMMON STOCK
YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)     DIRECTORSHIPS      OWNED AS OF
    AS DIRECTOR         DURING PAST 5 YEARS           HELD        DECEMBER 31, 1993
- ------------------    -----------------------     -------------   -----------------
H. Howard            Chairman and Chief         Various                187,639(6)(10)
 Stephenson;           Executive Officer of       subsidiaries
 64; 1980              Bancorp and Bank of        and affiliates
                       Hawaii since March 1989;   of Bancorp
                       President of Bancorp and
                       Bank of Hawaii August
                       1980 to February 1989.
Charles R. Wichman;  Attorney at Law, Partner   Various                 20,906(7)
 68; 1989              of Carlsmith Ball          subsidiaries
                       Wichman Murray Case &      and affiliates
                       Ichiki (now retired)       of Bancorp
                       since 1957.

                         DIRECTORS CONTINUING IN OFFICE

                  CLASS I DIRECTORS--TERMS EXPIRE IN 1996

                                                                          SHARES OF BANCORP
     NAME, AGE, AND                                        OTHER            COMMON STOCK
   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)        DIRECTORSHIPS         OWNED AS OF
      AS DIRECTOR         DURING PAST 5 YEARS              HELD           DECEMBER 31, 1993
   ------------------   -----------------------        -------------      -----------------
 Peter D. Baldwin;      President of Baldwin      Maui Land &                    2,475(8)
  56; 1991               Pacific Corporation       Pineapple Co., Inc.
                         (diversified foods
                         distribution, milk and
                         juice
                         processing/packaging
                         company, and orchard
                         farming in California)
                         since 1965; President
                         of Baldwin Pacific
                         Properties, Inc. (real
                         estate development
                         company) since 1988;
                         president of Orchards
                         Hawaii, Inc. (fruit
                         juice processing
                         plant) since 1986;
                         President of Haleakala
                         Ranch Company (cattle
                         ranching) since 1979.
 *Thomas B. Hayward;    President, Thomas B.      Litton Industries,               489
  69; 1992               Hayward Associates,       Maxwell Laboratories,
                         (consulting firm          Bank of Hawaii
                         engaged in technology     International, Inc., a
                         related business          subsidiary of Bank
                         development in the        of Hawaii
                         Asia-Pacific Basin)
                         since 1982.
 K. Tim Yee;            President, Queen's        Hawaiian Trust Company,        2,638(9)
  67; 1984               International             Limited, a subsidary
                         Corporation since         of Bank of Hawaii
                         April 1993; President,
                         The Queen Emma
                         Foundation (engaged in
                         healthcare alliances
                         and partnerships with
                         other healthcare
                         companies) May 1988 to
                         March 1993.
 All Directors and
  Executive Officers of
  Bancorp, as a Group                                                          652,955(10)(11)

- --------

  * Thomas B. Hayward's term of office will expire on the day of the annual meeting of stockholders to be held in 1995, as he will have reached mandatory retirement age. His successor will be elected by the stockholders at the annual meeting in 1995 to serve for the remainder of the Class I director's term expiring in 1996.
 (1) Includes 247 shares owned by spouse in an individual retirement account; and, indirectly, 10,258 shares as co-trustee for the Chinn Ho Trust under Trust Agreement dated February 6, 1987.
 (2) Includes 11,352 shares held in trust for Mr. Johnson under the Bank of Hawaii Profit Sharing Plan, and 105,117 shares that Mr. Johnson has the right to acquire within 60 days through the exercise of stock options.
 (3) Includes 3,385 shares owned by spouse; 645 shares owned by the F. E. Trotter, Inc. Pension Plan, of which Mr. Trotter is the sole participant, and 13 shares owned by daughter, Brooke Trotter.
 (4) Includes 1,061 shares owned jointly with spouse, 580 shares owned by spouse, and 651 shares owned by spouse as custodian for daughter, Sarah.

 (5) Includes 1,402 shares owned by Kahua Ranch Ltd., of which Mr. Richards is President and Manager and beneficiary of trust.

 (6) Includes 112,509 shares owned jointly with spouse, and 65,317 shares that Mr. Stephenson has the right to acquire within 60 days through the exercise of stock options.

 (7) Includes 1,222 shares owned by spouse, and 3,742 shares owned by self in individual retirement account.

 (8) Shares owned by Baldwin Pacific Corporation, of which Mr. Baldwin is President and owner of all of the outstanding shares of stock.

 (9) Includes 150 shares owned by self in Individual Retirement Account, 225 shares owned by spouse in Individual Retirement Account, and 2,263 shares held in trust for family. Mr. Yee disclaims beneficial ownership, investment, and voting power over the shares held in trust for family.

(10) Excludes 32,175 shares owned by the Bancorp Hawaii Charitable Foundation (the "Foundation"). The Board of Directors of the Foundation has appointed Mr. Stephenson President of the Foundation. Mr. Stephenson, as President, has the authority to direct the disposition and to vote and execute proxies of such shares on behalf of the Foundation. Because Mr. Stephenson possesses shared voting and investment power with respect to such shares, he may be deemed to have incidents of beneficial ownership thereof for certain purposes within the meaning of the applicable regulations of the Securities and Exchange Commission. If the total number of shares beneficially owned by (i) Mr. Stephenson included such shares held in trust for the Foundation, and (ii) directors and executive officers as a group included such shares held in trust for the Foundation, the percentages of shares of common stock owned by Mr. Stephenson and the group would be 0.77% and 2.41%, respectively. Mr. Stephenson has advised Bancorp that he disclaims beneficial ownership of such shares of Bancorp's common stock.

(11) Includes 369,777 shares that may be acquired within 60 days through the exercise of stock options, and 18,915 shares held in trust under the Bank of Hawaii Profit Sharing Plan pursuant to elections by executive officers. If such shares are included, all directors and executive officers of Bancorp as a group owned 2.30% of Bancorp's common stock on December 31, 1993 and no one director or executive officer owned more than 1% of such stock.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's directors and executive officers and persons who own more than ten percent of Bancorp's common stock to report their ownership and changes in their ownership of Bancorp's common stock to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established by the Securities and Exchange Commission and Bancorp is required to report in this proxy statement any failure of its directors and executive (and certain other) officers to file by these dates.

  To Bancorp's knowledge, based solely on review of the copies of such reports received by Bancorp and the written representations of its directors and officers, Bancorp believes that all such filing requirements were satisfied by its directors and officers, except that the initial Form 3 report filed by David A. Heenan for month-end April, upon being elected a director, failed to include an aggregate total of 70 shares which were acquired in December 1992 and January 1993. The Form 4 to report the beneficial ownership of the additional 70 shares was filed in June 1993.

                      DUTIES AND COMPENSATION OF DIRECTORS

  Bancorp's Board of Directors met a total of 8 times during 1993. Each of the directors attended 75% or more of the aggregate total number of meetings of the Board of Directors and the total number of meetings held by the committees on which he served in 1993.

  With the exception of Messrs. Stephenson and Johnson, who are not compensated for serving on the Board of Directors, each director was paid an annual retainer of $8,000, plus $750 for each Board meeting attended.

  The Board of Directors has 3 committees--Nominating Committee, Audit Committee, and Compensation Committee. Directors serving as members of the Audit Committee and Compensation Committee receive $600 for each meeting attended. The chairman of the Audit Committee also receives an annual retainer of $2,500.

  Bancorp maintains a Directors' Deferred Compensation Plan under which each director may elect to defer all of his annual retainer and meeting fees or all of his annual retainer. Under the Plan the rate of interest paid on the deferred amounts is the average cost of time deposits of the prior year, compounded and credited quarterly. The rate of interest paid on the deferred amounts for the year 1993 was 4.13%. Distribution of the deferred amounts will commence as of the first day of the first calendar month after the participating director ceases being a director of Bancorp. Distribution will be made in a lump sum or in approximately equal annual installments over such period of years (not exceeding 10 years) as the director elects.

NOMINATING COMMITTEE

  The Nominating Committee, composed of Messrs. Trotter (Chairman), Baldwin, Hashimoto, Hayward, Heenan, Ho, Manaut, Wichman, and Yee, met once during 1993. This Committee has the responsibility of recommending nominees to fill Board vacancies. In addition to the nomination procedure discussed on page 3, this Committee will consider stockholders' recommendations for nominees if such recommendations are received in writing, prior to the first day in January preceding the next Annual Meeting, addressed to Bancorp's Nominating Committee in care of Ruth E. Miyashiro, Vice President and Secretary, Bancorp Hawaii, Inc., 130 Merchant Street, Honolulu, Hawaii 96813.

AUDIT COMMITTEE

  The Audit Committee, composed of Messrs. Ho (Chairman), Hashimoto, and Yee, met 4 times during 1993. This Committee has the responsibility of reviewing Bancorp's filings with the Securities and Exchange Commission, reviewing tax matters of consequence to Bancorp and its subsidiaries, reviewing the internal financial controls of Bancorp and its subsidiaries, reviewing the scope of auditing activity performed by Bancorp's independent and internal auditors, and recommending the nomination of independent auditors for Bancorp.

COMPENSATION COMMITTEE

  The Compensation Committee, composed of Messrs. Trotter (Chairman), Ho, and Wichman, met 4 times during 1993. This Committee has the responsibility of approving and reporting to the full Board of Directors the compensation arrangements and plans for senior management of Bancorp and its subsidiaries. The Report of the Compensation Committee, which begins on page 11, describes the responsibilities of that committee, and discloses the bases for the compensation of the Chief Executive Officer, including the factors and criteria upon which that compensation was based; compensation policies applicable to Bancorp's executive officers; and the specific relationship of corporate performance to executive compensation for the last fiscal year.

                             EXECUTIVE COMPENSATION

  The following tables summarize the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of Bancorp for the fiscal year 1993:

                        SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION          LONG TERM COMPENSATION
                         ------------------------------- ----------------------------
                                                         AWARDS     PAYOUTS
                                                         ------------------
                                                  OTHER
                                                 ANNUAL           LONG TERM ALL OTHER
       NAME AND                                  COMPEN- OPTIONS/ INCENTIVE  COMPEN-
       PRINCIPAL                         BONUS   SATION    SARS    PAYOUTS   SATION
       POSITION          YEAR SALARY($)  ($)[1]  ($)[2]   (#)[3]   ($)[4]    ($)[5]
       ---------         ---- --------- -------- ------- -------- --------- ---------
H. Howard Stephenson     1993 $591,865  $344,324   --          0  $454,127  $ 55,830
Chmn. of Bd. & CEO of
 Bancorp & Bank          1992  569,100   421,703    --    17,500   368,223   140,721
                         1991  542,000   348,777   --     15,000   323,606    23,162
Lawrence M. Johnson      1993  411,685   191,603   --     20,000   276,394    38,834
Pres. & Dir. of Bancorp
 & Bank                  1992  395,850   234,660   --     10,000   219,970    77,954
                         1991  377,000   194,080   --     10,000   194,800    23,162
Richard J. Dahl          1993  251,160   116,890   --     12,500   168,621    23,691
Exec. Vice Pres. of
 Bancorp & Vice          1992  241,500   143,161   --      7,500   134,300    26,612
Chmn. of Bank            1991  230,000   118,404   --      7,500   120,000    23,162
Thomas J. Kappock        1993  251,160   116,890   --     12,500   168,621    23,691
Exec. Vice Pres. of
 Bancorp & Vice          1992  241,500   143,161   --      7,500   134,300    26,612
Chmn. of Bank            1991  230,000   118,404   --      7,500   120,000    23,162
John K. Tsui             1993  262,080   121,972   --     12,500   175,952    24,721
Exec. Vice Pres. of
 Bancorp & Vice          1992  252,000   149,386   --      7,500   140,400    28,805
Chmn. of Bank            1991  240,000   123,552   --      7,500   126,000    23,162

- --------

[1] "Bonus" consists of cash awards under Bancorp's One-Year Incentive Plan.
    The material terms of this plan are described in the Compensation Committee's Report in the section entitled "One-Year Incentive Plan for 1993" on page 13.

[2] The named executive officers of Bancorp receive certain perquisites, such as participation in group medical, dental, disability, and life insurance programs that are available to all employees on a nondiscriminatory basis. Perquisites did not exceed $50,000 or 10% of the total of annual salaries and bonuses reported for any such executive for 1993.

[3] Each stock option was in tandem with a stock appreciation right ("SAR"). A
    SAR entitles the optionee, in lieu of exercising the stock option, to receive cash equal to the excess of the value of one share over the option price times the number of shares as to which the option is exercised. There were no restricted stock awards to the named executive officers of Bancorp for the years 1991, 1992, or 1993. All stock option awards were granted with an exercise price that is equal to the fair market value of Bancorp's common stock on the date of grant. The number and exercise price of the stock options awarded to the named executive officers were not adjusted or amended for the years 1991, 1992 and 1993.

[4] Represents amounts paid under Bancorp's Sustained Profit Growth Plan for the three-year incentive period from January 1, 1991 through December 31, 1993. The material terms of this plan are described in the Compensation Committee's Report in the section entitled "Sustained Profit Growth Plan" on page 14.

[5] This column includes allocations for 1993 under the Bank of Hawaii Profit
    Sharing Plan (the "Profit Sharing Plan") and the Bank of Hawaii Profit Sharing Excess Plan (the "Excess Profit Sharing Plan"). The Profit Sharing Plan is a tax-qualified, defined contribution plan with features meeting the requirements of Section 401(k) of the Internal Revenue Code. The Internal Revenue Code limits the annual amounts that any participant may be allocated under the Profit Sharing Plan. The Excess Profit Sharing Plan, which was adopted effective as of January 1, 1992, establishes an account on the books of

   Bancorp or a subsidiary to which is credited the amount of any reduction in a participant's allocation under the Profit Sharing Plan. The amounts so allocated under the Excess Profit Sharing Plan will be paid from the general assets of Bancorp or a subsidiary at the same time the participant receives a distribution of his accounts in the Profit Sharing Plan.

   For 1993 Mr. Stephenson received an allocation of $22,372 under the Profit Sharing Plan and $33,458 under the Excess Profit Sharing Plan. Mr. Johnson received an allocation of $22,372 under the Profit Sharing Plan for 1993 and $16,462 under the Excess Profit Sharing Plan. Mr. Dahl received an allocation of $22,372 under the Profit Sharing Plan for 1993 and $1,319 under the Excess Profit Sharing Plan. Mr. Kappock received an allocation of $22,372 under the Profit Sharing Plan for 1993 and $1,319 under the Excess Profit Sharing Plan. Mr. Tsui received an allocation of $22,372 under the Profit Sharing Plan for 1993 and $2,349 under the Excess Profit Sharing Plan.

                STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE
                                                                          VALUE AT ASSUMED
                                                                        ANNUAL RATES OF STOCK
                                                                       PRICE APPRECIATION FOR
                          INDIVIDUAL GRANTS                                OPTION TERM[1]
- ---------------------------------------------------------------------- -----------------------
                          NUMBER OF    % OF TOTAL
                          SECURITIES  OPTIONS/SARS EXERCISE
                          UNDERLYING   GRANTED TO  OR BASE
                         OPTIONS/SARS EMPLOYEES IN  PRICE   EXPIRATION
          NAME             GRANTED    FISCAL YEAR  $/SHARE     DATE      5%($)       10%($)
          ----           ------------ ------------ -------- ---------- ---------- ------------
H. Howard Stephenson....          0             0   $    0         --  $        0 $          0
Lawrence M. Johnson.....  20,000[2]     7.4%/32.0%   42.25  11-21-2003    531,000    1,347,000
Richard J. Dahl.........  12,500[2]    4.65%/20.0%   42.25  11-21-2003    332,000      842,000
Thomas J. Kappock.......  12,500[2]    4.65%/20.0%   42.25  11-21-2003    332,000      842,000
John K. Tsui............  12,500[2]    4.65%/20.0%   42.25  11-21-2003    332,000      842,000

- --------

[1] These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises or stock holdings are dependent on the future performance of the stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

[2] Stock options in tandem with SARs granted on November 22, 1993 become exercisable on November 22, 1994 for a nine year period ending November 21, 2003. The exercise or base price of the stock options and tandem SARs was the fair market value of Bancorp's common stock on date of grant.

  The stock options and stock appreciation rights exercised by the Executive officers during fiscal 1993, as well as the number and total value of unexercised in-the-money options as of December 31, 1993, are shown in the following table:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

                     AND FISCAL YEAR-END OPTION VALUES

                                                                                VALUE OF
                                                      NUMBER OF                UNEXERCISED
                                                     UNEXERCISED              IN-THE-MONEY
                                                     OPTIONS AT                OPTIONS AT
                                                    FISCAL YEAR-              FISCAL YEAR-
                                                       END(#)                  END ($)[2]
                                              ------------------------- -------------------------
                           SHARES     VALUE
                         ACQUIRED ON REALIZED
         NAMED           EXERCISE(#)  ($)[1]  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
         -----           ----------- -------- ----------- ------------- ----------- -------------
H. Howard Stephenson....    6,357    $162,473    65,317          -0-    $  371,267    $     -0-
Lawrence M. Johnson.....   12,386     481,148   101,783       23,334     1,653,113          -0-
Richard J. Dahl.........    2,000     197,886    87,827       15,000     1,041,432          -0-
Thomas J. Kappock.......    4,250     128,072    91,658       15,000      1,154,45          -0-
John K. Tsui............      -0-     132,987    48,908       15,000       262,639          -0-

- --------

[1] Includes exercise of stock appreciation rights.

[2] The fair market value of Bancorp's stock at fiscal year-end was $41.00.




         LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR[1]

                                                    ESTIMATED FUTURE PAYOUT
                                                             UNDER
                                                   LONG-TERM INCENTIVE PLAN
                                                  --------------------------------
                          TARGET
                          PAYOUT
                         AS A % OF  PERFORMANCE
                         FY 94-96     OR OTHER
                          AVERAGE   PERIOD UNTIL
                          ANNUAL     MATURATION   THRESHOLD    TARGET     MAXIMUM
          NAME            SALARY     OR PAYOUT    ($ OR #)    ($ OR #)    ($ OR #)
          ----           --------- -------------- ---------   --------    --------
H. Howard Stephenson....      8%   3 years ending
                                   12-31-96        $ 6,000[2] $ 46,000[2] $ 92,000[2]
Lawrence M. Johnson.....     35%   3 years ending
                                   12-31-96         19,000     151,000     303,000
Richard J. Dahl.........     35%   3 years ending
                                   12-31-96         12,000      92,000     185,000
Thomas J. Kappock.......     35%   3 years ending
                                   12-31-96         12,000      92,000     185,000
John K. Tsui............     35%   3 years ending
                                   12-31-96         12,000      92,000     185,000

- --------



[1] Represents contingent awards under Bancorp's Sustained Profit Growth Plan for the three-year incentive period from January 1, 1994 through December 31, 1996. Under this Plan each executive received a contingent award of a specified percentage of his average annual base salary for the three-year period. The maximum cash award payable under the plan is two times the contingent award. The amount of the cash awards will depend upon Bancorp's performance as measured by the growth in net income per employee and earnings per share growth. Maximum payout, which is two times the contingent award, can occur only if total growth in net income per employee during the three-year period is 26% or more and total growth in earnings per share is 28% or more. No payments will be made if total growth in net income per employee during such period is 8% or less and total growth in earnings is 12% or less. If growth in net income per employee during such period is 20% and growth in earnings is 20%, then one times the contingent awards would be payable ("Target", above). After the earnings growth rate and net income per employee growth have been ascertained, the Chairman and the President of Bancorp will prepare recommendations for all participants (excluding themselves) for the Compensation Committee. The Compensation Committee will then make the final determination of cash awards.

[2] Amounts reflect the prorated estimated future payout to Mr. Stephenson who will retire as Chairman and Chief Executive Officer of Bancorp effective August 1, 1994.

                               PENSION PLAN TABLE

                                        ESTIMATED MAXIMUM ANNUAL RETIREMENT
             AVERAGE ANNUAL             BENEFIT BASED UPON YEARS OF SERVICE
         SALARY IN CONSECUTIVE      --------------------------------------------
           HIGHEST PAID YEARS          15       20       25       30      35*
         ---------------------      -------- -------- -------- -------- --------
     $ 75,000...................... $ 20,435 $ 27,247 $ 34,059 $ 40,871 $ 47,683
      100,000......................   27,935   37,247   46,559   55,871   65,183
      125,000......................   35,435   47,247   59,059   70,871   82,683
      150,000......................   42,935   57,247   71,559   85,871  100,183
      200,000......................   57,935   77,247   96,559  115,871  135,183
      250,000......................   72,935   97,247  121,559  145,871  170,183
      300,000......................   87,935  117,247  146,559  175,871  205,183
      350,000......................  102,935  137,247  171,559  205,871  240,183
      400,000......................  117,935  157,247  196,559  235,871  275,183
      450,000......................  132,935  177,247  221,559  265,871  310,183
      500,000......................  147,935  197,247  246,559  295,871  345,183
      550,000......................  162,935  217,247  271,559  325,871  380,183
      600,000......................  177,935  237,247  296,559  355,871  415,183
      650,000......................  192,935  257,247  321,559  385,871  450,183
      700,000......................  207,935  277,247  346,559  415,871  485,183

- --------

  *Applies only to individuals hired before November 1, 1969.
  The Employees' Retirement Plan of Bank of Hawaii (the "Retirement Plan") provides retirement benefits for employees of participating employers who have completed certain age and service requirements. "Participating employers" means the Bank, Hawaiian Trust Company, Limited, Building Services, Inc., First Federal Savings and Loan Association of America, First Savings and Loan Association of America, First National Bank of Arizona, and any associated company that have adopted the Retirement Plan. Although retirement generally occurs at age 65, employees may retire at or after age 62 with unreduced benefits. The amount of benefits payable to employees who retire prior to age 62 is subject to specified adjustments. Benefits paid under the Retirement Plan are primarily determined by (1) the number of months a participant has worked, and (2) a participant's average annual salary during the 60 consecutive months in his or her last 120 months of service affording the highest average, excluding overtime, premium pay, incentive plan payouts, or discretionary bonuses.

  The normal retirement benefit shown above assumes payment in the form of a single life annuity commencing at age 65, and is not subject to any deduction for Social Security or other offset amounts. The Internal Revenue Code generally limits the maximum annual benefit which can be paid under the Retirement Plan to the lesser of $118,800 or 100% of the participant's average compensation for the highest three consecutive calendar years during which he or she was a participant. Accordingly, if at retirement the annual benefit of any participant should exceed this limit, the individual's benefit from the Retirement Plan will be reduced to the permissible maximum. The amount of this reduction will be paid to the participant from an unfunded excess benefit plan designed for this purpose.

  The credited years of service and the 1993 compensation covered by the Retirement Plan of the individuals named in the Summary Compensation Table on page 7 of this Proxy Statement are as follows: Mr. Stephenson, 34 years and $591,865; Mr. Johnson, 30 years and $411,685; Mr. Dahl, 11 years and $251,160;
Mr. Kappock, 21 years and $251,160; and Mr. Tsui, 8 years and $262,080.

CHANGE-IN-CONTROL ARRANGEMENTS

  Bancorp's Key Executive Severance Plan provides for severance benefits to a participant if the participant's employment is terminated within 2 years of a change of control. A "change of control" will be deemed to have occurred if (i) any person or group becomes the beneficial owner of 25% or more of the total number of voting securities of Bancorp, (ii) the persons who were directors of Bancorp before a cash tender or exchange offer, merger or other business combination, sale of assets, or contested election cease to constitute a majority of the Board of Directors of Bancorp or any successor to Bancorp, or
(iii) a majority of the Board of Directors determines in good faith that a change of control is imminent. The severance benefits include (i) payment of a lump sum amount equal to 3 years of compensation (consisting of salary, bonuses, and incentive compensation); (ii) special supplemental retirement payments equal to the retirement benefits the participant would have received had he continued in the employ of Bancorp and the Bank for 3 years following his termination of employment (or until his normal retirement date, if earlier); and (iii) continuation of all other benefits he would have received had he continued in the employ of Bancorp and the Bank for 3 years following his termination of employment (or until his normal retirement date, if earlier), such as hospital, medical-surgical, major medical, and group life insurance. Messrs. Stephenson, Johnson, Dahl, Kappock, and Tsui are covered by the Key Executive Severance Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

  The Committee, composed entirely of independent nonemployee directors, sets and administers the policies which govern Bancorp's executive compensation program, and various incentive and stock option programs. The Committee reviews compensation levels of members of management, evaluates the performance of management, considers management succession and related matters. All decisions relating to the compensation of Bancorp's officers are reviewed by the full Board, except for decisions about awards under Bancorp's stock option plans, which must be made solely by the Committee in order for the grants under such plans to satisfy Securities Exchange Act Rule 16b-3. Pursuant to recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, set forth below is a report addressing Bancorp's compensation policies as they affect all executive officers in general, and specifically as they affect Mr. Stephenson, the Chairman and Chief Executive Officer; and Messrs. Johnson, Dahl, Kappock, and Tsui, the four executive officers other than Mr. Stephenson who, for 1993, were Bancorp's most highly paid executives (collectively with Mr. Stephenson, the "Executive Officers").

  The policies and underlying philosophy governing Bancorp's executive compensation program, which are endorsed by the Committee and the Board of Directors, are designed to (i) maintain a compensation program that is equitable in a competitive marketplace, (ii) provide opportunities that integrate pay with Bancorp's annual and long-term performance goals, (iii) recognize and reward individual initiative and achievements, and (iv) allow Bancorp to compete for, retain, and motivate talented executives who are critical to Bancorp's success.

  Executive compensation is targeted at levels that the Committee believes to be consistent with others in Bancorp's industry, with the Executive Officers' compensation weighted toward programs contingent upon Bancorp's level of annual and long-term performance. As a result, the Executive Officers' actual compensation levels in any particular year may be above or below those of Bancorp's competitors, depending upon Bancorp's performance. The following are Bancorp's competitive targets:

    In general, Bancorp will provide total compensation that is at the 50th percentile (median) among bank of comparable size and performance.

    Bancorp will provide 75th percentile awards if Bancorp's performance significantly exceeds expectations.

  Goals for specific components are as follows:

    Base salaries for executives generally are targeted at the 50th percentile of their comparator group.

    The short-term (one-year) incentive plan will provide 50th percentile awards if annual goals are achieved. The plan will pay higher awards if annual performance goals are exceeded.

    Under long-term incentive plans, Bancorp will provide to participants a consistent 50th percentile opportunity from year-to-year, with possiblities of earning substantially higher levels if long-term performance goals are exceeded.

For competitive compensation purposes, Bancorp uses a group of 13 Bank Corporations chosen because they generally are comparable to Bancorp in terms of overall size, business mix and geographic scope. This group of 13 banks differs from the group of banks used in the line of business index for the performance graph. The organizations used in the performance graph are the 27 bank corporations of the Montgomery Securities Regional Bank Group. Overall, the 13 Bank Corporations used for compensation comparisons better reflect Bancorp's size, business mix and geographic scope than the full Montgomery Securities Regional Bank Group. Eight of the thirteen are in the Montgomery Securities Regional Bank Group.

  Bancorp has retained the services of a nationally recognized consulting firm to assist the Committee in connection with the performance of its various duties since 1982.

  The consulting firm provides advice to the Committee with respect to executive compensation programs for officers of Bancorp. In doing so, Bancorp is able to take into account how the compensation paid to its executives compares to compensation paid by the 13 Bank Corporations, as well as how Bancorp's performance compares to such companies. The consulting firm has reviewed Bancorp's compensation program for the five highest paid officers for 1993, and has reported to Bancorp that, in its opinion, the compensation of all such officers falls within the range of competitive practices in view of Bancorp's consolidated performance and the contribution of those officers to that performance. In 1993, for the named Executive Officers, base salary relative to the 13 bank comparator group was approximately at the 60th percentile. Competitive data from the 13 comparator banks is not yet available to allow precise comparison of either short or long-term incentive awards for 1993.

RELATIONSHIP OF PERFORMANCE UNDER COMPENSATION PLANS

  Compensation paid the Executive Officers in 1993, as reflected in the Summary Compensation Table on page 7, consisted of the following elements: base salary, profit sharing, One-Year Incentive Plan cash award for 1993, and cash awards earned under Bancorp's Sustained Profit Growth Plan for the 1991 through 1993 performance cycle. In addition, as indicated in the Summary Compensation Table and the table entitled "Stock Option/SAR Grants in Last Fiscal Year" on page 8, in 1993 the Committee awarded stock options under the Bancorp Hawaii, Inc. Stock Option Plan of 1988.

  The Committee's emphasis on tying pay to annual and long-term performance criteria is reflected in the compensation paid to Executive Officers for 1993. Approximately fifty percent of the amount paid to Executive Officers for 1993 arose from performance based compensation arrangements; and approximately thirty-two percent arose from arrangements tied to Bancorp's performance over a three-year period.

BASE SALARIES

  Base salaries for Executive Officers are determined by evaluating the responsibilities of the position held, the experience of the individual, the competitive marketplace, and the individual's performance of his responsibilities, with greatest emphasis on individual performance and the competitive marketplace. Adjustments to salary also reflect new responsibilities assigned or assumed by the individual. In setting salaries, the focus is generally on median competitive data. However, also taken into account are key differences in responsibilities between the executives of Bancorp and those found at other banks when using competitive market data in the salary process.

  The largest salary adjustment among the top five named executive officers was 4%. Salary adjustments reflect the criteria that are described above, namely competitive information on salary increases, and the overall economic environment. The other factors considered were position responsibilities and individual performance.

ONE-YEAR INCENTIVE PLAN FOR 1993

  The awards under Bancorp's One-Year Incentive Plan (the "Incentive Plan") to its Executive Officers reported in the "Bonus" column of the Summary Compensation Table on page 7 were determined by a two-step process that considered both the performance of Bancorp as a whole during the year and the individual performance of each Executive Officer. The first step established a financial performance factor that was determined by Bancorp's (i) return on average equity ("ROAE") and (ii) earnings growth. The maximum financial performance factor of 1.4 would be attained if the earnings growth was 12.0% or more and ROAE was 18% or more. For purposes of the Incentive Plan, "ROAE" is defined as Bancorp's net income for 1993 divided by Bancorp's average total equity (as reported in its annual report to stockholders) for 1993, and "earnings growth" is defined as the percentage growth in Bancorp's fully-diluted earnings per share (subject to certain adjustments such as unusual gains or loss transactions), comparing 1993 with 1992. After this performance factor was determined, a second step evaluated the individual participant's job performance against his responsibilities and the economic and other circumstances with which he had to cope during the year. An individual performance factor ranging from 0 to 1.4 was assigned. These two factors were multiplied by each other by the contingent award and by base salary to determine the award payable, if any. Bancorp's performance for purposes of compensation decisions was measured under the Incentive Plan against ROAE and earnings growth goals which were established prior to the start of the fiscal year and reviewed and approved by the Committee.

  The Committee regards total shareholder return as the key measure of financial success. "Total shareholder return" consists of dividends paid and share price appreciation. The Committee believes that some of the most important factors driving share price appreciation are the general state of the stock market, the worldwide and national economic environment and investor sentiment regarding the financial services industry in general and regional banks in particular. None of these factors are within the control of Bancorp management. However, of those factors within management's control, earnings per share is regarded by the Committee as an effective factor because of the emphasis within the stock markets on price/earnings multiples. Over the long-term, the expectation is that growth in earnings per share will be roughly matched by growth in share prices, given a stable price-earnings multiple. Also, given the expectation that Bancorp's dividend tends to remain at a level of 25%-35% of earnings, growth in dividends per share should, over the long term, mirror earnings per share growth.

  Of course, movements in the other factors cited above (overall stock market direction, economic environment, etc.) could overwhelm the effects of earnings per share growth. However, over the long term, the Committee believes that earnings per share growth is the single factor (within management's control) most likely to influence total shareholder return.

  The Committee regards ROAE as a very good measure of how Bancorp's profit compares to returns available to shareholders in the overall investment marketplace. This measure is not unique to banks, but is a common measure of investment return. Also, the measure of ROAE ties in to total shareholder value in that it is the percentage growth rate which should roughly be reflected in dividends growth and share price growth, as discussed above.

  Under the Incentive Plan, each Executive Officer received a contingent incentive award of a specified percentage of his annual base salary (Mr. Stephenson--50%, Messrs. Johnson, Dahl, Kappock, and Tsui--40%). The total awards were based on a financial performance factor for the year of 0.895. This performance factor was then adjusted for individual performance in each case, resulting in awards that, on average, were 97.5% of contingent cash awards. The maximum bonus payable to any participant under this plan is 200% of the contingent award.

SUSTAINED PROFIT GROWTH PLAN

  The Committee determines which, and to what extent, selected senior officers will participate in the Sustained Profit Growth Plan (the "Growth Plan") on the basis of their ability to make substantial contributions to the long-term success, growth, and profitability of Bancorp. Under this plan each executive received a contingent award of a specified percentage of his average annual base salary for the three-year period (Mr. Stephenson--40%, Messrs. Johnson, Dahl, Kappock, and Tsui--35%). The maximum cash award payable under the plan was two times the contingent award. Bancorp's performance was measured by the growth in net income per employee and growth in earnings per share, weighted equally in determining awards under the Growth Plan. The payout under the 1991--1993 Growth Plan was based on a financial performance factor in excess of the Growth Plan maximum of 2.0 times the contingent award as of December 31, 1993.

  The Committee regards consistent growth in earnings per share as one of the most important single factors within management's control for influencing long-term stockholder value and net income per employee as the best measure of efficient management of personnel and resources. The reasons the Committee emphasizes growth in earnings per share as important to enhance shareholder value are described above ("One-Year Incentive Plan for 1993"). Indeed, the importance placed on this factor is indicated by the fact that it is included in both the One-Year Incentive and Sustained Profit Growth Plans.

  The Committee also feels the need to measure efficiency of operations, which is difficult to do in a multi-product service industry because of the inability to precisely allocate overhead costs. Therefore, some indirect measure of efficiency is required.

  The Committee has chosen to focus on staff expense, Bancorp's largest expense category, other than interest. Rather than simply restrict the growth of this expense, which might inhibit otherwise profitable expansion, the Growth Plan measures net income per employee (NIPE) as a means of quantifying the profit realized on the staff expense incurred. While other factors, such as interest rate levels and the growth of the economy, will influence Bancorp's net income, the Committee believes that NIPE growth, over a three-year period, is a reasonable proxy for measuring whether staff expense is being appropriately managed.

STOCK OPTION PLANS

  The Committee considers stock option grants under the Bancorp Hawaii, Inc. Stock Option Plan, the Bancorp Hawaii, Inc. Stock Option Plan of 1983, and the Bancorp Hawaii, Inc. Stock Option Plan of 1988 (collectively, the "Plans") for key employees, including key executive officers of Bancorp and its subsidiaries. Stock options are granted by the Compensation Committee ("Committee") to those key employees whose management responsibilities place them in a position to make substantial contributions to the financial success of Bancorp. Directors who are not also employees may not participate in the Plans. Stock options are granted at a price equal to the fair market value of the stock on the date the options are granted. The Committee, which administers the Plans, determines whether the options are incentive stock options or nonqualified stock options.

  The Committee reviewed employee stock option programs of the 13 Bank Corporations that comprise Bancorp's competitive group for compensation purposes, prior to determining the grant of options to the Executive Officers in 1993. While the value realizable from exercisable options is dependent upon the extent to which Bancorp's performance is reflected in the market price of Bancorp's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Committee.

  The Committee considered several factors in the granting of stock options in November 1993. Anticipating a change in Bancorp's executive leadership in 1994, the Committee desired to retain each member of the Managing Committee. The Committee increased long-term stock option grants in an effort to improve retention of each member of senior management. The Committee determined the performance of the five named executive officers throughout 1993 to be outstanding in producing well above average financial results in a demanding and challenging Hawaii economy. During May of 1993, as a result of the efforts of the executive officers and staff of Bancorp, the Bank of Hawaii, the largest subsidiary of Bancorp, completed its acquisition of American Financial Services of Hawaii, Inc. ("AFS") and the integration of AFS is progressing well and ahead of schedule. Other significant accomplishments include the: (i) acquisition by Bank of Hawaii International, Inc., a subsidiary of the Bank, of an equity interest in Banque Indosuez Vanuatu, Ltd. (renamed Banque d'Hawaii Vanuatu, Ltd.), (ii) establishment of branches of the Bank in Suva and Nadi, Fiji, which expands Bancorp's market presence in the growing economy of the South Pacific. The Committee believes that the performance level of each individual warranted an increase in stock option grants over previous years. As such, the Committee targeted grants above the 50th percentile. The Committee used present value and other methods in determining the targeted size of the awards. In the case of Mr. Stephenson, who will be retiring as Chairman and Chief Executive Officer effective August 1, 1994, the Committee elected to examine the possibility of a stock option grant to him during January 1994 after the final financial results were made public. The performance of Bancorp was such that the Committee on January 27, 1994 granted Mr. Stephenson a stock option for 21,000 shares at an option price of $45.00 per share out of the Bancorp Stock Option Plan of 1994, which would be exercisable after July 27, 1994. This stock option grant is subject to approval of the 1994 Plan by the stockholders at the annual meeting of stockholders to be held on April 27, 1994.

  The Committee believes that stock options are an integral part of its executive compensation package since options align the interests of management with stockholders and focus the attention of management on the long-term success of Bancorp.

CEO COMPENSATION

  The Committee's general approach in setting Mr. Stephenson's target annual compensation is to provide levels that are competitive among the 13 Bank Corporations that comprise Bancorp Hawaii's competitive group for compensation purposes. The specific targeted levels for each element of compensation are the same as those shown on pages 11 and 12 for all Bancorp executive officers. In setting actual compensation levels, the Committee reviewed a competitive study of the 13 bank comparator group completed in July 1993. This study reflected 1993 base salary levels and incentive payments for 1992 performance. In addition, the Committee intends to have a significant percentage (over 20%) of each executive officer's target compensation based upon objective long-term performance criteria. On average, Mr. Stephenson's long-term incentive compensation opportunity is approximately 30 percent of his total compensation. This compares with the aforementioned 13 Bank Corporations' average of approximately 26 percent.

  Mr. Stephenson has held the position of Chairman and Chief Executive Officer since March 1989. Bancorp's performance throughout the last five fiscal years enabled stockholders to realize a total return of 102.6% (or an annual compounded return of 15.2%). "Total return" is defined as cumulative stock price appreciation including the reinvestment of dividends. This total return compares to a 5-year return of 95.3% (or an annual compounded return of 14.3%) for the Standard & Poors' 500 Index.

  This performance resulted in increased compensation paid to Mr. Stephenson over the past three years. The Committee in late 1992 approved a four percent increase in Mr. Stephenson's base salary for the year 1993. This increase resulted in a base salary level that was approximately at the 55th percentile. Mr. Stephenson's 1994 base salary will be reviewed by the Committee in February 1994 and any salary adjustment will be effective April 1, 1994. Mr. Stephenson's 1993 salary and incentive plan compensation increased 4.0% over his 1992 compensation in recognition of Bancorp's 13.2% earnings improvement in 1992 under his leadership. Of the 1993 compensation, 57.4% was represented by incentive plan compensation, compared to 58.1% in 1992, and 55.4% in 1991. Base salary represented only 42.6% of 1993 salary and incentive plan compensation. A significant portion of the increased compensation was represented by incentive payments under Bancorp's plans.

  Mr. Stephenson's award under the One-Year Incentive Plan for 1993 was based on both corporate financial and individual performance. Two financial performance factors were used, weighted equally: growth in earnings per share and return on average equity. These measures are explained in more detail under the section entitled "One-Year Incentive Plan for 1993". Other factors were individual performance in assigned responsibilities, leadership and management skills, strategic decision making, and the economic and other challenges that were present during the course of the year. The greatest emphasis was placed on individual performance. The performance factors, as described in the section entitled "One Year Incentive Plan for 1993" on page 13, were achieved. The cash award for the one-year incentive period ended December 31, 1993 for Mr. Stephenson was equal to about 58% of his annual base salary.

  Mr. Stephenson's award under the Sustained Profit Growth Plan for the years 1991 to 1993 is based on two measures of corporate performance weighted equally: earnings per share growth and net income per employee. These measures and the actual performance goals are described in detail in footnote [1] to the table entitled "Long-Term Incentive Plans-Awards in Last Fiscal Year" on pages 9 and 10. The performance factors, as described in the section entitled "Sustained Profit Growth Plan" on page 14, were achieved. Competitive data allowing comparisons of 1993 payments to the 13 comparator banks is not yet available.

REVENUE RECONCILIATION ACT OF 1993

  In 1993, Congress adopted the Revenue Reconciliation Act of 1993 (the "1993 Act"), certain provisions of which limit the ability of publicly-held companies to deduct for taxation purposes the compensation paid to individual employees in excess of $1 million in any fiscal year. The 1993 Act affords certain exemptions to the deductibility limitation, generally requiring that compensation be closely tied to objective performance criteria.

  In general, Bancorp intends to maintain deductibility for all compensation paid to covered employees, and will comply with the required terms of the specified exemptions under the 1993 Act, except in circumstances under which such compliance would unduly interfere with the incentive goals of Bancorp's executive compensation program and when the loss of deductibility would not be materially adverse to Bancorp's overall financial position.

                             Compensation Committee

                           Fred E. Trotter, Chairman
                                Stuart T. K. Ho
                               Charles R. Wichman

March 10, 1994

                      NO COMPENSATION COMMITTEE INTERLOCKS
                            OR INSIDER PARTICIPATION

  During 1993 no Executive Officer of Bancorp served as a member of a compensation committee (or Board of Directors serving as such) of any entity of which any member of the Compensation Committee was an Executive Officer.

  No member of the Compensation Committee was an employee or former employee of Bancorp or its subsidiaries or had any relationships with Bancorp required to be disclosed in this Proxy Statement pursuant to Item 404 of Regulation S-K under the 1934 Act, other than as noted under the headings "Certain Business Relationships" and "Sale of Commercial Paper" on page 19.

                               PERFORMANCE GRAPH

  The following performance graph, which shows a five-year comparison of cumulative total returns for Bancorp, the S&P 500 Composite Index, and the Montgomery Securities Regional Bank Median, shall not be deemed to be incorporated by reference into any filing under the 1933 Act or the 1934 Act, except to the extent Bancorp specifically incorporates it by reference into a filing under the 1933 Act or the 1934 Act; nor shall it be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of Section 18 of the 1934 Act, except to the extent that Bancorp specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this Proxy Statement, Bancorp has made no such incorporation by reference or request.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG BANCORP HAWAII, INC, S&P 500 INDEX AND
                  MONTGOMERY SECURITIES REGIONAL BANK MEDIAN*

                                                           MONTGOMERY
                                                           SECURITIES
Measurement Period             BANCORP        S&P           REGIONAL
(Fiscal Year Covered)          HAWAII, INC.   500 INDEX    BANK MEDIAN
- -------------------            ----------     ---------    -----------
Measurement Pt- 12/31/1988     $100           $100         $100
FYE 12/31/1989                 $144           $131         $120
FYE 12/31/1990                 $131           $127         $94
FYE 12/31/1991                 $209           $165         $164
FYE 12/31/1992                 $210           $178         $220
FYE 12/31/1993                 $203           $195         $231

*Assumes $100 invested on December 31, 1988 in Bancorp Hawaii stock, S&P 500
 Index and the Montgomery Securities Regional Bank Median.

  The above graph compares the performance of Bancorp Hawaii, Inc. with that of the S&P 500 Index and a peer group defined in the Montgomery Securities Regional Bank Median. The chart assumes that $100 was invested on December 31, 1988, in Bancorp Hawaii stock, S&P 500 Index and the Montgomery Securities Regional Bank Median. The total return on each investment is as of December 31 of each of the subsequent 5 years and assumes reinvested dividends.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  With the exception of preferential interest rates on the personal, non-business loans described below, the terms and conditions of the following transactions were no less favorable to Bancorp and its subsidiaries than those on comparable transactions with unaffiliated parties.

LOANS

  In the ordinary course of business Bancorp and its subsidiaries make loans to employees, directors, and officers of Bancorp and the Bank as well as to associates of such directors and officers. For personal, non-business loans made by the Bank, employees and officers of Bancorp and the Bank (other than executive officers of Bancorp and the Bank) pay preferential interest rates and to the extent permitted by law, the Bank expects to continue making preferential rates available to these individuals on personal, non-business loans.

  Directors and executive officers of Bancorp and the Bank, including Messrs. Stephenson, Johnson, Dahl, Kappock, and Tsui, were made ineligible for preferential rates on loans made by the Bank after March 10, 1979. Since that date all outstanding loans and commitments by the Bank to directors, executive officers, and their associates were made in the ordinary course of business, were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. The total amount of loans and leases outstanding from Bancorp and its subsidiaries to directors, executive officers (and their associates) of Bancorp and the Bank aggregated $83,710,486 as of December 31, 1993.

  Bancorp offers preferential rate loans to directors and executive officers of Bancorp and its subsidiaries for primary residences under policies, terms, and conditions applicable to all other employees at rates no lower than 1% below the prevailing market rates.

  The following schedule shows detailed information on preferential rate loans made by Bancorp to those directors and executive officers of Bancorp whose aggregate indebtedness exceeded $60,000 at any time during 1993:

                              LARGEST LOAN    LOAN
                               AMOUNT(S)    AMOUNT(S)                   AVERAGE
                              OUTSTANDING  OUTSTANDING     TYPE OF     TYPE RATE
          DIRECTORS           DURING 1993  ON 12/31/93 TRANSACTIONS(S)  CHARGED
          ---------           ------------ ----------- --------------- ---------
Peter D. Baldwin.............  $  366,394  $  360,120    Real Estate   5.650%(1)
Stuart T. K. Ho..............     392,520     384,127    Real Estate   6.000%(1)
Lawrence M. Johnson..........     327,896           0    Real Estate   7.750%(2)
                                  570,000      570,00    Real Estate   5.000%(1)
Frank J. Manaut..............      97,231      93,039    Real Estate   7.000%(2)
Fred E. Trotter..............     320,000     319,579    Real Estate   4.500%(1)
K. Tim Yee...................      84,646      78,935    Real Estate   7.000%(2)
     EXECUTIVE OFFICERS
    (EXCLUDING THOSE WHO
     ARE ALSO DIRECTORS)
    --------------------
Richard J. Dahl..............   1,176,137   1,093,374    Real Estate   5.375%(1)
Thomas J. Kappock............     325,245     306,606    Real Estate   5.031%(1)
John K. Tsui.................     470,759     463,914    Real Estate   5.375%(1)

- --------
(1) Primary residence adjustable rate mortgage loans.
(2) Includes a primary residence mortgage loan made during the period June 1976 to March 5, 1978 when the preferential interest rate was 7%.

CERTAIN BUSINESS RELATIONSHIPS

  Bancorp and its subsidiaries, in the ordinary course of business, have occasion to utilize the products or services of a number of organizations with which directors of Bancorp are or were affiliated as officers or directors. Carlsmith Ball Wichman Murray Case and Ichiki (of which, Mr. Wichman, a director of Bancorp, is a retired partner), provided legal services amounting to $2,740,018 to Bancorp and its subsidiaries in 1993, which represented more than 5% of its gross revenues for the calendar year 1993. Management believes that such transactions were on terms that were at least as favorable to Bancorp or the subsidiaries of Bancorp involved as would have been available from unaffiliated parties. In addition, the Bank has made loans to Carlsmith Ball Wichman Murray Case and Ichiki. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

SALE OF COMMERCIAL PAPER

  As a means to borrow funds on a short-term basis, Bancorp issues commercial paper that matures in 1 to 269 days. The interest rates paid are determined by prevailing money market conditions. Among those who purchased Bancorp's commercial paper during 1993 were:

                                                AMOUNT OR   AVERAGE    AMOUNT
                                                RANGE OF    INTEREST OUTSTANDING
                 PURCHASER                      PURCHASES     RATE    12/31/93
                 ---------                    ------------- -------- -----------
Capital Investment of Hawaii, Inc. (of which
 Mr. Ho, a director of Bancorp, is                           2.625%  $        0
 Chairman and President)....................  $1,250,000 to
                                                  1,250,247
Carlsmith Ball Wichman Murray Case and
 Ichiki (of which Mr. Wichman, a director of                 3.125%           0
  Bancorp, is a retired partner)............     400,000 to
                                                  3,009,920
Kahua Ranch, Ltd. (of which Mr. Richards, a
 nominee for director of Bancorp, is
 president).................................      2,200,000  2.750%   2,200,000

    PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE
                  AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

  The Board of Directors recommends that the stockholders approve a proposed amendment to Article III of the Restated Articles of Incorporation to increase the authorized number of shares of common stock, $2 par value, from 50,000,000 shares to 100,000,000 shares.

  Article III of Bancorp's present Restated Articles of Incorporation authorizes Bancorp to issue an aggregate of 50,000,000 shares of common stock, $2 par value, of which 28,425,039 were issued and outstanding as of December 31, 1993; and 20,000,000 shares of preferred stock, $1 par value, none of which is issued and outstanding. The Board of Directors believes that the proposed amendment is in the best interests of Bancorp and its stockholders and will provide Bancorp with flexibility of action in the future by assuring there will be sufficient authorized but unissued shares of common stock for possible acquisitions, stock dividends or stock splits, financing requirements, and other corporate purposes.

  On January 26, 1994, the Board of Directors declared a 50% stock dividend to be payable on March 15, 1994 to stockholders as of record date February 17, 1994. In connection with this distribution, Bancorp will be issuing approximately 14,200,000 new shares of common stock, which would reduce the approximate number of authorized shares of common stock available for future issuance from 21,575,000 to 7,375,000.

  There are no commitments or understandings at the present time for the issuance of any shares of the common stock other than for issuance of shares under various employee benefit plans, and Bancorp's Dividend Reinvestment and Stock Purchase Plan. It is believed that the authority to issue such shares will enable the Board of Directors at any time to act without delay in a manner that is in the best interests of Bancorp and its stockholders.

  Shares to be issued by Bancorp in the future may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors, in its discretion, may determine, without further action by the stockholders unless required by applicable law.

VOTE REQUIRED

  The affirmative vote of two-thirds of the outstanding shares entitled to vote is necessary for the adoption of this proposal. Shares represented by the proxies received will be voted "For" the proposed amendment unless stockholders otherwise specify in their proxies.

STOCKHOLDER RESOLUTION

  For the purpose of so amending Bancorp's Restated Articles of Incorporation, the following resolution will be presented:

  "RESOLVED, that the authorized capital stock of Bancorp Hawaii, Inc. (hereinafter the "Corporation") be increased to $220,000,000 consisting of 120,000,000 shares, of which 100,000,000 shares shall be common stock of the par value of $2 per share and 20,000,000 shares shall be preferred stock of the par value of $1 per share.

  FURTHER RESOLVED, that the first paragraph of Article III of the Restated Articles of Incorporation of the Corporation., which states the authorized capital stock, be amended to read as follows:

    The capital stock of the Corporation shall be $220,000,000. The number of shares of stock that the Corporation is authorized to issue shall be 120,000,000 shares, of which 100,000,000 shares shall be common stock of the par value of $2 per share and 20,000,000 shares shall be preferred stock of the par value of $1 per share."

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE FOREGOING RESOLUTION.

   PROPOSAL TO ADOPT THE BANCORP HAWAII, INC. STOCK OPTION PLAN OF 1994

  Bancorp's Board of Directors has approved and recommended for submission to the stockholders for approval the Bancorp Hawaii, Inc. Stock Option Plan of 1994 (the "1994 Plan"), a copy of which is attached as Exhibit A, pursuant to which a maximum of 1,250,000 shares of common stock (to be adjusted to 1,875,000 shares as a result of a 50 percent stock dividend declared on January 26, 1994 and payable on March 15, 1994) of Bancorp may be issued.

  The purpose of the 1994 Plan is to attract, retain and motivate high quality personnel and to provide incentives for the promotion of business and the financial success of the Company by providing them with an equity participation in Bancorp. The Board of Directors believes that the adoption of the 1994 Plan is desirable since it will promote and closely align the interest of employees of Bancorp and its shareholders by providing stock-based compensation.

SUMMARY OF THE 1994 PLAN

  The 1994 Plan is designed to advance the interests of Bancorp and its subsidiaries by assuring the continued service of key employees and by attracting other able personnel. "Key employees" are those employees who may from time to time be deemed by the Compensation Committee of Bancorp's Board of Directors (the "Committee") as being capable because of their management responsibility of making substantial contributions to the financial success of Bancorp. It is not anticipated that more than approximately 300 employees will participate in the Plans at any one time.

  The 1994 Plan provides for the granting of options, stock appreciation rights, restricted stock, restricted stock units, and common stock for payment of obligations under the One-Year Incentive Plan or the Sustained Growth Plan (an "award") covering an aggregate of 1,250,000 shares of common stock (to be adjusted to 1,875,000 shares as a result of the 50% stock dividend) (the "authorized pool"). The number of shares of common stock subject to grant is subject to equitable adjustments for any merger, reorganization, consolidation, stock dividend, or any other similar change which may be required in order to prevent dilution. Any award granted that is not exercised prior to cancellation, termination, or expiration is thereafter available for further grant under the 1994 Plan. The 1994 Plan expires on January 1, 2004, and no award may be granted on or after such date.

  The 1994 Plan provides for the granting of options to purchase shares of the common stock of Bancorp at an exercise price that will be at least 100% of the fair market value of the stock on the date an option is granted. An option may be either an incentive stock option as defined in the Internal Revenue Code or a nonqualified stock option. In the case of an incentive stock option, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under this and all other plans of Bancorp and its subsidiary corporations) cannot exceed $100,000. Subject to any specific plan rules that may apply to particular option types, the Committee may also grant premium options, performance-based options, options issued in tandem with SARs, reload options, and various combinations of the above.

  Options granted under the 1994 Plan will be exercisable during a term of not more than ten years from the date the option was granted. An option is exercisable by notice of an election to exercise the option, given in writing to the Committee, designating the number of shares that the optionee has elected to purchase. Unless the option involves a stock appreciation right (hereinafter described) the optionee must, at the time he or she exercises his or her option, tender the full purchase price for the shares he or she has elected to purchase. The purchase price may be paid in full or in part by tendering cash, or by delivery of common stock of Bancorp that has been owned by the participant for at least one year (or in the case of nonqualified stock options, at least six months), and valued at its fair market value on the exercise date ("stock swap"). By use of stock swaps, an optionee may exercise an option using common stock of Bancorp to pay the option price and then to use the common stock received to pay the option price for additional option shares in successive transactions.

  Options are nontransferable (except by will or by the laws of descent and distribution) and may be exercised by the holder no earlier than six months following the date of grant. A nonvested option will terminate and may no longer be exercised if the optionee ceases to be an employee of Bancorp or any of its subsidiaries. However, in the event of termination of employment for reasons other than death, disability, or retirement, a vested option may be exercised within the 90-day period following such termination of employment. In the event of termination of employment on or after retirement age 62 (along with eligibility for an unreduced pension benefit under the Employees' Retirement Plan of Bank of Hawaii) due to death, disability, or retirement, a vested option may be exercised within five years following such termination of employment, or until the option expiration date, whichever is shorter. In addition to the above rules, in order to qualify as an incentive stock option, a vested incentive stock option must be exercised within 90 days following termination of employment for reasons other than death or disability and one year following termination of employment due to disability. Finally, in the event of termination of employment for cause (as defined), all options, whether vested or not, shall terminate immediately.

  Stock appreciation rights are granted either by themselves ("freestanding") or in connection with stock options whereby an option holder is granted the right to elect to receive the appreciation on his or her stock option in lieu of exercising the option in the usual manner. Stock appreciation rights may not be exercised earlier than six months following the date of grant. The 1994 Plan provides for a grant price equal to the fair market value of the stock on the date of grant in the case of freestanding stock appreciation rights and a grant price equal to the related option price in the case of tandem stock appreciation rights. The Committee may grant stock appreciation rights with respect to options to be issued and also with respect to options theretofore issued, whereby the optionee may surrender all or part of such option and exercise the stock appreciation right (the "call") and thereby obtain payment of an amount equal to the difference between the aggregate option price of such shares surrendered and the market value of those shares on the day surrendered. The call of such stock appreciation rights will be subject to such limitations (including, but not limited to, limitations as to time and amount) as the Committee may deem appropriate, and payment may be made in shares of common stock (at its fair market value on the date of the call) or in cash, or partly in such shares and partly in cash, at the discretion of the Committee as provided in the stock appreciation rights so granted. Stock appreciation rights are nontransferable and, in the event of termination of employment, will terminate or be exercisable under rules similar to those applying to options.

  The maximum number of shares subject to options which may be granted to any single participant during the term of the 1994 Plan may not exceed 20% of the authorized pool. Similarly, the maximum number of shares subject to stock appreciation rights which may be granted to any single participant during the term of the 1994 Plan may not exceed 20% of the authorized pool. Because the exercise price for options and the grant price for stock appreciation rights are no less than fair market value of the underlying stock at the date of grant, the amount a participant receives upon exercise is based exclusively on the increase in value of stock after the date of grant.

  Subject to the terms and conditions of the 1994 Plan, the Committee may also grant shares of restricted stock or restricted stock units to eligible employees in such amounts, and with such restrictions upon transfer as the Committee may determine. Restricted stock may not be sold or encumbered until all restrictions terminate or expire, or until earlier satisfaction of any other conditions that are specified by the Committee.

  Restricted stock which is then subject to restrictions shall be forfeited to Bancorp by a holder of restricted stock upon termination of his/her employment; provided, however, that no such forfeiture shall occur because of death, or total disability, in which case all outstanding shares of restricted stock will vest 100 percent as of the date of employment termination. In all other cases, nonvested restricted stock shall be forfeited upon termination of employment. However, the Committee shall have discretion to vest any or all shares 100 percent upon termination of employment due to retirement.

  Under the 1994 Plan, the Committee may also allow participants to receive settlement in shares of Bancorp stock in lieu of any or all cash payments they might receive under the One-Year Incentive Plan or the Sustained Profit Growth Plan.

  The shares under the 1994 Plan may be modified to prevent dilution of their value due to changes in the financial structure of Bancorp. The 1994 Plan also provide that if at any time there is a successor to Bancorp due to corporate merger, consolidation, acquisitions of property or stock, reorganization, or liquidation, the successor must assume the outstanding obligations. Additionally, if there is a change of control, all options and stock appreciation rights are immediately exercisable and all restricted shares would immediately vest.

ADMINISTRATION OF THE PLAN

  The 1994 Plan shall be administered by the Committee, members of whom must be nonemployee directors. The Committee has full power to administer the 1994 Plan, including the authority to designate recipients, determine whether and when awards are to be granted to the recipient, and specify the terms and conditions of each option subject to the minimum exercise prices provided for under the 1994 Plan.

  The Board of Directors may amend the 1994 Plan, except that no amendment may have a material adverse effect on any awards previously granted and the Board may not without the approval of the stockholders change the maximum number of shares as to which awards may be granted under the 1994 Plan except to prevent dilution.

CERTAIN TAX ASPECTS OF THE PLAN

  The tax consequences of the 1994 Plan are complex and the following discussion deals only with general tax principles applicable to the Plans under federal law.

 Stock Options

  An incentive stock option issued will not result in any taxable income to the optionee or deduction to Bancorp or subsidiaries at the time it is granted or exercised, provided that the option is exercised no later than three months after termination of employment for reasons other than death or disability (one year after termination of employment because of death or disability) and the stock is held for a period of at least two years after the date of grant and one year after date of exercise. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax. The subsequent sale of the stock will result in long-term capital gain to the optionee on the excess of the sale price over the exercise price. If, however, the optionee disposes of his or her shares within two years from the date of grant or one year from the date of exercise, the difference between the fair market value of the stock at the date of exercise and the cost of such stock will be taxed as ordinary income (and Bancorp will receive a corresponding deduction) in the year the shares are sold. Any additional gain will be taxed as a capital gain. The amount of ordinary income is limited to the excess of the selling price over the amount paid for the stock if the selling price is less than the fair market value of the stock at the date of exercise. If the shares are disposed of at a loss (sale price is less than amount paid for the stock), the loss will be a capital loss.

  Recipients of nonqualified options will not be deemed to have received any taxable income as a result of the granting of options. Taxable income will be realized at ordinary rates by the optionee upon the exercise of such an option in the amount that the fair market value of the shares acquired at the time of exercise exceeds the option price, and Bancorp will be entitled to a deduction for income tax purposes in an equivalent amount at that time. The subsequent sale of shares received on exercise will be taxed as a capital gain or loss.

 Stock Appreciation Rights (SARs)

  An optionee will not realize income at the time of the grant of stock appreciation rights, but upon the exercise of such rights and the receipt of cash in lieu of stock he or she will realize ordinary income equal to the amount of cash received and Bancorp will be entitled to a deduction in an equivalent amount at that time.

  All optionees may elect to satisfy applicable tax withholding requirements resulting from the exercise of a nonqualified stock option by the following methods: (1) have Bancorp withhold the applicable taxes from the person's salary or other cash compensation; (2) have Bancorp withhold from common stock that is subject to exercise of the option shares having a fair market value equal to the amount required to satisfy tax withholding requirements, but only if the election is made pursuant to rules governing such elections under section 16(b) of the Securities and Exchange Act of 1934; (3) have Bancorp accept from the optionee cash in an amount required to satisfy the withholding requirements; or (4) any combination of items (1) through (3) that will provide Bancorp with cash or common stock in value equal to the amount required to satisfy the withholding requirements.

 Restricted Stock

  Upon receipt of restricted stock, the participant will generally recognize taxable ordinary income when the shares cease to be subject to restrictions under the 1994 Plan equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for such shares.

  However, within 30 days after the date the shares are received, the participant may elect under section 83(b) of the Code to recognize taxable ordinary income at the time of transfer in an amount equal to the excess of the fair market value (determined without regard to applicable restrictions) of the shares at such time over the amount, if any, paid for such shares. If an election is made, no additional income will be recognized upon lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the participant may not deduct the income that was recognized at the time of receipt of the shares and the participant will have a capital loss equal to the amount, if any, paid for the shares. The participant's holding period for the shares will begin at the time taxable income is recognized under these rules, and the tax basis of the shares will be that amount of income so recognized plus the amount, if any, paid for the shares.

  Any dividends received on the restricted shares prior to the date the participant recognizes income as described above, will be taxable compensation income when received. Bancorp will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, provided Bancorp has satisfied any applicable withholding obligations under the Code.

POTENTIAL REALIZABLE DOLLAR VALUE OF AWARDS UNDER THE 1994 PLAN

  The Committee granted stock options for 21,000 shares (on a pre-stock dividend basis) to Mr. Stephenson from the 1994 Plan on January 27, 1994, at an option price of $45.00, subject to approval of the 1994 Plan by the stockholders. An estimation of benefits or amounts that may be received or allocated to each of the following groups under the 1994 Plan, based on the number of options granted in 1993, are as follows:

                                                     POTENTIAL REALIZABLE VALUE AT
                                                        ASSUMED ANNUAL RATES OF
                                                       STOCK PRICE APPRECIATION
                                                          FOR OPTION TERM[1]
                                                ------------------------------
                           NUMBER OF   EXERCISE
                           SECURITIES  OR BASE
                           UNDERLYING   PRICE
          NAME            OPTIONS/SARS $/SHARE      5%($)          10%($)
          ----            ------------ -------- -------------- ---------------
H. Howard Stephenson....     21,000     $45.00  $      520,200 $     1,283,000
Lawrence M. Johnson.....     20,000      42.25         531,000       1,347,000
Richard J. Dahl.........     12,500      42.25         332,000         842,000
Thomas J. Kappock.......     12,500      42.25         332,000         842,000
John K. Tsui............     12,500      42.25         332,000         842,000
Executive Group.........     67,500      42.25       1,793,000       4,545,000
Nonexecutive Director
 Group..................          0          0               0               0
Nonexecutive Officer Em-
 ployee Group...........    139,000      42.25       3,693,000       9,360,260

- --------

[1] These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises or stock holdings are dependent on the future performance of the stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved. The 1994 Plan benefits related to restricted stock grants cannot be determined at this time.

VOTE REQUIRED

  Approval of the 1994 Plan requires the affirmative vote of the holders of a majority of the stock present or represented at the meeting. In the absence of such approval, the 1994 Plan shall automatically be canceled and terminated.

STOCKHOLDER RESOLUTION

  For purposes of approving the 1994 Plan and providing 1,250,000 shares (or 1,875,000 shares resulting from the 50 percent stock dividend to be paid on March 15, 1994) of common stock for stock options, the following resolution will be presented:

  RESOLVED, that the Bancorp Hawaii, Inc. Stock Option Plan of 1994 described in the Proxy Statement and presented to this meeting and the provision of 1,250,000 authorized but unissued shares of common stock (to be adjusted to 1,875,000 shares as a result of the 50 percent stock dividend payable on March 15, 1994) of Bancorp Hawaii, Inc., are hereby approved.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE FOREGOING RESOLUTION.

                    SHAREHOLDER APPROVAL OF INCENTIVE PLANS

  In 1993, Congress adopted the Revenue Reconciliation Act of 1993 (the "1993 Act"), certain provisions of which limit the ability of publicly-held companies to deduct for taxation purposes the compensation paid to individual employees in excess of $1 million in any fiscal year. The 1993 Act affords certain exemptions to the deductibility limitation for plans that are qualified as performance based and conform to specific rules governing disclosure, approval, and design.

  Pursuant to the rules governing performance based compensation under the 1993 Act, Bancorp provides the following information regarding the Executive Officer One-Year Incentive Plan and the Sustained Profit Growth Plan, and seeks shareholder approval for the material terms of these plans, as well as approval for the eligible class of employees and maximum allowable awards.

                  PROPOSAL TO APPROVE THE BANCORP HAWAII, INC.
                   EXECUTIVE OFFICER ONE-YEAR INCENTIVE PLAN

  On January 26, 1994, the Board of Directors adopted and approved the submission of the Bancorp Hawaii, Inc. Executive Officer One-Year Incentive Plan (the "Executive Incentive Plan") to the stockholders for approval. A summary of the principal provisions of the Executive Incentive Plan is set forth below. The full text of the Executive Incentive Plan is attached to this Proxy Statement as Exhibit B.

SUMMARY OF THE EXECUTIVE INCENTIVE PLAN

  Bancorp's Executive Incentive Plan provides contingent cash awards to eligible employees, based upon Bancorp performance and other factors. Generally, selected key employees are eligible for participation. "Key employees" are those employees who may, from time to time, be deemed by the Compensation Committee (the "Committee") of Bancorp's Board of Directors as being capable because of their management responsibility of making substantial contributions to the financial success of Bancorp. It is not anticipated that more than approximately 8 employees will participate in the Executive Incentive Plan at any one time.

  Under the Executive Incentive Plan, each participant receives a contingent cash award of a specified percentage of his or her annual base salary. For the named executive officers, these percentages are 50% (for the Chief Executive Officer) and 40% (for the President and Vice Chairmen). Maximum awards under the Incentive Plan are 200% of the contingent awards.

  Actual awards are determined by a two-step process that considers both the performance of Bancorp as a whole during the year and the individual performance of each participant. To measure Bancorp performance, the Committee may, before the beginning of the Plan year, select from among a number of business criteria or measures, and establish specific objective numeric goals relating to those measures. The measures may include return on average equity or year-end equity, return on average or year-end assets, earnings per share, growth in earnings per share, increase in Bancorp's Common Stock price, total return to shareholders, growth in net income per employee, growth in noninterest income, control of net overhead expense, control of nonperforming loans, capital adequacy, or adequacy of loan loss reserves.

  Bancorp performance currently is assessed using two measures that are weighted equally: return on average equity ("ROAE") and growth in earnings per share. For the purposes of the Executive Incentive Plan, ROAE is defined as Bancorp's net income for the fiscal year-end covered under the Executive Incentive Plan, divided by Bancorp's total average equity (as reported in its annual report to shareholders) for that same fiscal year-end. "Earnings per share" is defined as fully diluted earnings per share as reported in Bancorp's annual report (or as otherwise reported to shareholders) subject to any adjustment made by the Committee. The Committee establishes specific performance goals relating to each of these measures before the beginning of each fiscal year.

  After Bancorp performance has been assessed against these measures, individual participant's performance is evaluated relative to his or her job responsibilities, and the economic and other factors encountered during the year. For the named executive officers, assessment of individual performance may result in a downward adjustment of the maximum award, or the entire elimination of this award. No upward adjustments based on discretion are permitted beyond the maximum award for the named executive officers.

  The Board or Committee may amend or modify certain features of the Executive Incentive Plan at any time, without approval of stockholders. These features include the specific performance criteria used to measure Bancorp performance, the specific mechanism for calculating awards, and the level of contingent awards under the Executive Incentive Plan.

  An estimation of benefits that may be received by the named Executive Officers under the Executive Incentive Plan for 1994 is shown below. Because specific benefits for 1994 are not determinable at this time, the amounts shown below reflect actual awards paid for 1993 performance.

                                                                   ESTIMATED
      PARTICIPANTS                                              CONTINGENT AWARD
      ------------                                              ----------------
      H. Howard Stephenson.....................................     $344,324
      Lawrence M. Johnson......................................      191,603
      Richard J. Dahl..........................................      116,890
      Thomas J. Kappock........................................      116,890
      John K. Tsui.............................................      121,972

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy is required to approve the Executive Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE FOREGOING PROPOSAL.

                  PROPOSAL TO APPROVE THE BANCORP HAWAII, INC.
                          SUSTAINED PROFIT GROWTH PLAN

  On January 26, 1994, the Board of Directors approved the submission to a vote of the stockholders, the Bancorp Hawaii, Inc. Sustained Profit Growth Plan (the "Growth Plan"). A summary of the principal provisions of the Growth Plan is set forth below. The entire text of the Growth Plan is attached to this Proxy Statement as Exhibit C.

SUMMARY OF THE GROWTH PLAN

  Bancorp's Growth Plan provides contingent cash awards to eligible employees, based upon Bancorp performance over a three-year period. New performance cycles start annually.

  Officer employees of the level of Senior Vice President and above are eligible for participation in the Growth Plan. It is anticipated that the number of eligible employees will not exceed approximately 56 employees at any one time.

  Under the Growth Plan, each participant receives a contingent cash award of a specified percentage of his or her annual base salary. For the five named executive officers, these percentages are 40% (for the Chief Executive Officer) and 35% (for the President and Vice Chairmen). Maximum awards under the Growth Plan are 200% of the contingent awards.

  Actual awards are determined by measuring Bancorp performance over the three year performance period. To measure Bancorp performance, the Committee may, before the beginning of the Growth Plan year, select from among a number of business criteria or measures, and establish specific objective numeric goals relating to those measures. The measures may include return on average or year-end equity, return on average or year-end assets, earnings per share, growth in earnings per share, increase in Bancorp's common stock price, total return to shareholders, growth in net income per employee, growth in noninterest income, control of net overhead expense, control of nonperforming loans, capital adequacy, adequacy of loan loss reserves.

  Two performance measures currently are used, weighted equally: Growth in earnings per share ("EPS") and growth in net income per employee ("NIPE"). For purposes of the Growth Plan, EPS growth is defined as the growth in EPS during the incentive period, measured by dividing EPS during the third calendar year of the performance cycle by the EPS in the base year (i.e., the year before the beginning of the performance cycle). Growth in NIPE is defined as the increase in NIPE for the third year of the incentive program as compared to the NIPE for the base year. The Compensation Committee of the Board establishes specific performance goals relating to each of these measures before the beginning of each performance cycle.

  Individual awards are determined based solely on these measures of Bancorp performance. No upward adjustments based on discretion are permitted for any participant.

  The Board or Committee may amend or modify certain features of the Growth Plan at any time, without approval of stockholders. These features include the specific performance criteria used to measure Bancorp performance, the specific mechanism for calculating awards, and the level of contingent awards under the Growth Plan.

  An estimation of benefits or amounts that may be received or allocated to the named five executives appears on page 9 in the table entitled "Long-Term Incentive Plans--Awards in Last Fiscal Year." An estimation of benefits or amounts that may be received or allocated to each of the following groups under the Growth Plan, based on awards paid in 1993, are as follows:

                          PARTICIPANT GROUP                     ESTIMATED TARGET
                          -----------------                     ----------------
      Executive Group..........................................     $545,000
      Nonexecutive Group.......................................            0
      Nonexecutive Officer Employee Group......................      515,000

VOTE REQUIRED

  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy is required to approve the Growth Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE FOREGOING PROPOSAL.

                             ELECTION OF AN AUDITOR

  The Board of Directors, on recommendation of the Audit Committee, recommends the reelection of Ernst & Young as Bancorp's Auditor for 1994 and thereafter, until its successor is elected. Ernst & Young has been Bancorp's Auditor since its incorporation in 1971 and also serves as Auditor for the Bank. Representatives of Ernst & Young are expected to attend the Annual Meeting and have indicated that they will have no statement to make but will be available to respond to questions.

                                 OTHER MATTERS

  Bancorp knows of no other matter to come before the meeting. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment upon any such matters.

  Section 2.06 of Bancorp's By-Laws provides that for business to be properly brought before the meeting by a stockholder, the stockholder must give written notice thereof to the Secretary of Bancorp no later than ten days following the day notice of the stockholders meeting was mailed to stockholders. Such written notice must set forth as to each matter that the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (ii) the name and address, as they appear on Bancorp's books, of the stockholder proposing such business, (iii) the class and number of shares of securities of Bancorp beneficially owned by such stockholder, and (iv) any material interest of such stockholder in such business.

  Any such notice must be delivered or mailed to Ruth E. Miyashiro, Vice President and Secretary, Bancorp Hawaii, Inc., 130 Merchant Street, Honolulu, Hawaii 96813.

                     STOCKHOLDER PROPOSALS FOR 1995 MEETING

  Proposals of stockholders to be presented at and included in Bancorp's Proxy Statement and proxy for the 1995 Annual Meeting of Stockholders must be received by Bancorp (at 130 Merchant Street, Honolulu, Hawaii 96813) on or before November 17, 1994.

                                          By Order of the Board of Directors

                                          Ruth E. Miyashiro
                                          Vice President and Secretary

Honolulu, Hawaii March 10, 1994

  A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE RELATED FINANCIAL STATEMENTS AND SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER WHO REQUESTS A COPY IN WRITING. THE FORM 10-K CONSISTS ENTIRELY OF INCORPORATION BY REFERENCE OF INFORMATION CONTAINED IN THE ANNUAL REPORT TO STOCKHOLDERS. REQUESTS FOR COPIES SHOULD BE MAILED TO RUTH E. MIYASHIRO, VICE PRESIDENT AND SECRETARY, BANCORP HAWAII, INC., 130 MERCHANT STREET, HONOLULU, HAWAII 96813.

                                                                       EXHIBIT A

                 BANCORP HAWAII, INC. STOCK OPTION PLAN OF 1994

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

  1.1 Establishment of the Plan. Bancorp Hawaii, Inc., a Hawaii corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Bancorp Hawaii, Inc. Stock Option Plan of 1994" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, and other similar Awards; and it offers flexibility in determining the time of payment and whether Awards will be conditioned on the attainment of performance goals and whether they will be settled in cash.

  Subject to ratification by an affirmative vote of a majority of Shares, the Plan shall become effective as of January 1, 1994 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

  1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

  1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2004.

ARTICLE 2. DEFINITIONS

  2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

  (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Unit, or other vehicles described in the Plan.

  (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

  (c) "Beneficial Owner" shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

  (e) "Cause" means (i) willful misconduct on the part of a Participant that is detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony or crime involving turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

  (f) "Change in Control" shall be deemed to have occurred if:

    (1) Any person [other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company], including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner of shares of stock of the Company having 25% or more of the total number of votes that may be cast for the election of directors of the Company; or

    (2) As a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets, contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor of the Company; or

    (3) A majority of the Board of Directors determines in good faith that a "Change in Control" is imminent.

  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (h) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.

  (i) "Company" means Bancorp Hawaii, Inc., a Hawaii corporation, or any successor thereto as provided in Article 15 herein.

  (j) "Director" means any individual who is a member of the Board of Directors of the Company.

  (k) "Disability" means a disability as defined in the then existing insured disability income benefit program maintained by the Bank of Hawaii (regardless of whether the Participant is covered under that program.)

  (l) "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan. Individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are considered to be "Employees" and may be granted Awards on the terms and conditions set forth in the Plan or on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan, provided that any maximum amount for an individual Award that is provided in the Plan shall continue to apply to such Employees in the same manner as with respect to other Employees.

  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

  (n) "Fair Market Value" means

    (1) When Shares are not listed on an established stock exchange, the mean between the closing dealer "bid" and "ask" prices for the Shares as quoted by NASDAQ on the date of the determination, and if no "bid" and "ask" prices are quoted for such date, "Fair Market Value" shall be determined by reference to such prices on the next preceding date on which such prices were quoted; or

    (2) When Shares are listed on an established stock exchange (or exchanges), "Fair Market Value" shall be deemed to be the highest closing price of a Share on such stock exchange, and if no sale of Shares shall have been made on any stock exchange on that day, "Fair Market Value" shall be determined by reference to such price for the next preceding day on which a sale shall have occurred; or

    (3) If Shares are not traded on an established stock exchange and no closing dealer "bid" and "ask" prices are available, "Fair Market Value" shall be determined by the Committee based on objective criteria.

  (o) "Freestanding SAR" means a SAR that is granted independently of any Options.

  (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

  (q) "Insider" shall mean an Employee who is, on the relevant date, a specifically identified officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

  (r) "Nonqualified Stock Option:" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

  (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

  (t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option as determined by the Committee.

  (u) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

  (v) "Performance-Based Compensation" means compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more preestablished, objective performance goals under circumstances that satisfy the requirements of Code Section 162(m)(4)(C).

  (w) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

  (x) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

  (y) "Reload Option" means a NQSO that allows the holder to receive a new Option for the same or some other specified number of Shares if he or she exercises the NQSO by tender previously owned Shares.

  (z) "Restricted Stock" means an Award of Shares subject to restrictions that include a requirement to complete a specified period of employment in order to avoid forfeiture of such Shares.

  (aa) "Restricted Stock Unit" means a unit representing a Share that is subject to restrictions like those applicable to Restricted Stock and that, depending on its terms, may be settled either in cash or by the issuance of an unrestricted Share upon the lapse of the restrictions.

  (ab) "Retirement" means termination of employment after attainment of both age 62 and entitlement to an unreduced retirement allowance under the Employees' Retirement Plan of Bank of Hawaii.

  (ac) "Shares" means the shares of common stock of the Company.

  (ad) "Stock Appreciation Right" or "SAR" means an Award pursuant to the terms of Article 7 herein.

  (ae) "Subsidiary" means any corporation in which the Company has at least a 50-percent direct or indirect ownership interest.

  (af) "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

  (ag) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

ARTICLE 3. ADMINISTRATION

  3.1 The Committee. The Plan shall be administered by a compensation committee of the Board consisting of two or more outside Directors who meet the requirements of this section. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board of Directors.

  The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act and whose status allows the Plan to meet the requirement of Code Section 162(m)(4)(C)(i) that performance goals under the Plan must be determined by a compensation committee of the Board comprised solely of two or more outside Directors. If for any reason the existing Committee does not qualify to administer the Plan under these criteria, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3(c)(2) and Code Section 162(m)(4)(C)(i).

  3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the participants, the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

  All Participants under the Plan are eligible to receive Awards that may provide Performance-Based Compensation. The Committee shall determine when granting each Award whether or not it is intended to provide Performance-Based Compensation, and shall cause the agreement covering any Award that is so intended to indicate this fact and to include such other information as may be necessary to satisfy the requirements for treatment as compensation described in Code Section 162(m)(4)(C). Until the maximum dollar Award is changed and approved by the Company's stockholders, the maximum dollar amount that will be paid in settlement of any Award that provides Performance-Based Compensation is the Fair Market Value (determined on the date the Award is exercised or otherwise settled) of 20 percent of the total authorized pool of Shares specified in Section 4.1. Notwithstanding the foregoing, if an initial dollar maximum is specifically provided for a particular type of Award elsewhere in this Plan, that specific maximum shall be substituted in place of the maximum in the preceding sentence. A change in the foregoing maximum may be made by Plan amendment or other means, provided that it is made and approved by the Company's stockholders in a manner that satisfies regulatory guidance under Code Section 162(m)(4)(C). Once made, the changed maximum dollar amount(s) shall apply to Awards providing Performance-Based Compensation, and the maximum specified in this section shall cease to apply.

  The terms and conditions of any Award (other than an Award of an Option and the related Tandem SAR, if any) that is intended to provide Performance-Based Compensation shall include the requirement that such Award shall be payable only on account of the attainment of one or more preestablished performance goals. The agreement covering the Award shall specify the performance goals to which payment under the Award is subject and shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if the goal is obtained. In addition, before the payment of any such Award, the Committee shall certify that the performance goals and any other material terms of the Award have in fact been satisfied.

  For purposes of the foregoing, the Committee shall specify the performance goals and certify the attainment of such goals with respect to performance-related Awards in accordance with Code section 162(m) and related rules and regulations followed by the Internal Revenue Service. Except as otherwise permitted or required by such authorities, the performance goals applicable to each Award subject to this paragraph shall be determined by the Committee in a manner such that any compensation of a Participant under the Award is paid pursuant to a preestablished objective performance formula or standard that precludes discretion and generally allows a third party with knowledge of the relevant performance results to calculate the amount to be paid to the Participant.

  In general, the reservation of a right to reduce or eliminate the compensation or other economic benefit that was due upon attainment of the performance goal shall not be considered to constitute impermissible discretion, but the choice to pay upon the attainment of either of two performance goals shall not be allowed under the rules precluding Committee discretion. The performance goals applicable to each Award intended to provide Performance-Based Compensation award may be based on but not limited to the following business criteria: control of net overhead expenses, control of nonperforming loans, adequacy of loan loss reserves, control of noninterest expenses, control of interest margins, increase in the Company's common stock price, increase in earnings per share, growth in net income per employee, return on equity, increase in bank deposit levels, return on average equity, return on assets, increase in capitalization levels, increase in noninterest income and growth in earnings.

  3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

  4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be 1,250,000. These Shares may be either authorized but unissued or reacquired Shares.

  The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

    (b) The grant of an Option or Freestanding SAR shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

    (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

    (d) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

  4.2 Lapsed Awards. If any Award granted under the Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and

Exchange Commission, pursuant to any rule or interpretation promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan. Further, any Award of an Option or Freestanding Option that is canceled, terminated, expires, or lapses, shall continue to be counted against the maximum number of Shares for which an Option may be granted to an Employee under Article 6 or Article 7.

  4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  5.1 Eligibility. Persons eligible to participate in this Plan include all full-time, active, salaried Employees of the Company and its subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

  5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may from time to time, select from all eligible employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

  6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that the maximum number of Shares subject to Options which may be granted to any single Participant during the term of the Plan is 20 percent of the total authorized pool of Shares specified in
Section 4.1. The Committee may grant ISOs, NQSOs, or a combination thereof. Subject to any specific Plan rules that may apply to particular Option types, the NQSOs that may be granted include premium Options as well as performance-based Options, Options issued in tandem with SARs, Reload Options, and various combinations of the foregoing.

  6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions (including performance-based goals, if applicable) as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of Section 422.

  6.3 Option Price. The Option Price for each Option (except a premium Option described in the next following sentence) shall be equal to 100 percent of the Fair Market Value of a Share on the date the Option is granted. The Option Price for each grant of a premium Option shall be a price determined by the Committee that, expressed as a percentage of the Fair Market Value of a Share on the date the Option is granted, shall not be less than 101 percent. The Option Price shall in all cases be determined as of the date on which the Option is granted, and shall in no event reflect a discount from the Fair Market Value of a Share on such date. Accordingly, the Option Price of an ISO shall never be less than 100 percent of the Fair Market Value of a Share on the date the ISO is granted. Except in the case of an equitable adjustment pursuant to Section 4.3, the Option Price of an outstanding Option shall not be changed by means of repricing or other means after the date of the Option grant.

  6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary date of its grant.

  6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six months following the date of its grant.

  6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

  The Option Price upon exercise of any Option shall be payable to the Company n full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price if NQSOs, and one year prior to tender if ISOs), or
(c) by a combination of (a) and (b).

  The Committee also may allow cashless exercise for NQSOs as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant one or more Share certificates or other appropriate evidence of ownership indicating the number of Shares purchased under the Option(s).

  6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

  6.8 Termination of Employment Due to Death, Disability, or Retirement.

  (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death after becoming eligible for Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's Beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

  (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability after becoming eligible for Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

  (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall remain exercisable at any time prior to their original expiration date, or for five years after the effective date of Retirement, whichever period is shorter.

  (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination; but in no event shall such remaining exercise period extend beyond the original expiration date. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's Beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

  (e) Exercise Limitations on ISOs. The time limit for exercising an ISO is subject to the limits in Code Section 422(a)(2) (as modified by Section 421(c)(1)(A) and 422(c)(6)). In general, these sections provide that an Option, in order to be treated as an ISO, must be exercised within three months after a Participant ceases to be an Employee, except that this three-month period does not apply if the Option is exercised after the Employee's death and it is changed to one year in the case of an Employee who is permanently and totally disabled (within the meaning of Code Section 22(e)(3)). Accordingly, if an Option intended to qualify as an ISO is not exercised within the applicable ISO time limit, it will be treated as an NQSO instead of an ISO.

  6.9 Termination of Employment for Cause. If the employment of a Participant shall be terminated by the Company for Cause, all outstanding Options held by the Participant shall be forfeited to the Company immediately and no additional exercise period shall be allowed, regardless of the vested status of the Options.

  6.10 Termination of Employment for Other Reasons. If the employment of a Participant shall be terminated by the Company for any reason other than the reasons set forth in Section 6.8 or 6.9, all Options held by the Participant which are not vested as of the effective date of employment termination shall be forfeited to the Company immediately.

  Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending three months after such date.

  6.11 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

  7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. Other SARs such as limited SARs may not be granted under this Plan.

  The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, that the maximum number of SARs which may be granted to any single Participant during the term of the Plan is 20 percent of the total authorized pool of Shares specified in section 4.1.

  The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price shall in all cases be determined when the SAR is granted. Except in the case of an equitable adjustment pursuant to Section 4.3, the grant price of an outstanding SAR shall not be changed by means of repricing or other means after the date of the SAR grant. In no event shall any SAR granted hereunder become exercisable within the first six months of its grant.

  7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

  Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO, (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

  7.3 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on them.

  7.4 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

  7.5 Terms of SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of a Tandem SAR shall not exceed the term of the related Option, and the term of a Freestanding SAR shall not exceed ten years.

  7.6 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

    (b) The number of Shares with respect to which the SAR is exercised.

  At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

  7.7 Rule 16B-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

  For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to Window Periods. However, if the Committee determines that the Participant is not an Insider, or if the securities laws change to permit greater freedom of exercise of SARs, then the committee may permit exercise at any point in time, to the extent the SARs are otherwise exercisable under the Plan.

  7.8 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement; (i) the forfeiture or vesting and continued exercisability of all outstanding Tandem SARs granted to that Participant shall be the same as the forfeiture, vesting and continued exercisability, if any, of the related Options, as determined under Section 6.8 of this Plan, and (ii) the forfeiture or vesting and continued exercisability of all outstanding Freestanding SARs shall be the same as if each Freestanding SAR were an Option subject to the rules of Section 6.8.

  7.9 Termination of Employment For Cause. If the employment of a Participant shall be terminated by the Company for Cause, all outstanding SARs held by the Participant shall be forfeited to the Company immediately and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

  7.10 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 7.8 or 7.9: (i) the forfeiture or vesting and continued exercisability of all outstanding Tandem SARs granted to that Participant shall be the same as the forfeiture vesting and continued exercisability, if any, of the related Options, as determined under Section 6.10 of this Plan, and (ii) the forfeiture or vesting and continued exercisability of all outstanding Freestanding SARs shall be the same as if each Freestanding SAR were an Option subject to the rules of Section 6.10.

  7.11 Nontransferability of SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

  8.1 Grant of Restricted Stock/Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to eligible Employees in such amounts as the Committee shall determine.

  8.2 Restricted Stock/Restricted Stock Unit Agreement. Each Restricted Stock or Restricted Stock Unit grant shall be evidenced by an Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares (or Restricted Stock Units) granted, and such other provisions as the Committee shall determine.

  8.3 Transferability. Except as provided in this Article 8, the Shares of Restricted Stock and Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the governing Agreement. However, in no event may any Restricted Stock or Restricted Stock Unit granted under the Plan become vested in a Participant prior to six months following the date of its grant. All rights with respect to any Restricted Stock or Restricted Stock Unit granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

  8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Share provided in settlement of a Restricted Stock Unit, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable federal or state securities laws; and may legend the certificates representing Restricted Stock or Restricted Stock Units to give appropriate notice of such restrictions.

  8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

  "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Company's Stock Plan of 1994, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from Bancorp Hawaii, Inc."

  The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

  8.6 Removal Of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his or her Share certificate.

  8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted stock granted hereunder may exercise full voting rights with respect to those Shares.

  8.8 Dividends And Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all regular cash dividends paid with respect to all Shares while they are so held. Except as provided in the succeeding sentence, in the sole discretion of the Committee, other cash dividends and other distributions paid with respect to Shares of Restricted Stock may be paid to Participants or may be subjected to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

  In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

  8.9 Termination Of Employment Due to Death or Disability. In the event the employment of a Participant is terminated by reason of death or Disability, all outstanding Shares of restricted Stock shall immediately vest 100 percent as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The holder of the certificates of Restricted Stock shall be entitled to have any nontransferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

  8.10 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than those specifically set forth in section 8.9 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of employment termination shall be forfeited immediately and returned to the Company; provided, however, that in the case of termination of employment by reason of retirement, the Committee may provide for accelerated vesting of some or all such Shares upon such terms as the Committee, in its sole discretion, deems appropriate.

ARTICLE 9. BENEFICIARY DESIGNATION. A Participant's "Beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death. A Participant may designate a Beneficiary or change a previous Beneficiary designation at any time by using forms and following procedures approved by the Committee for that purpose. If no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, the Beneficiary shall be the Participant's estate. Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for Beneficiary designations, or suspend the existing Beneficiary designations of living Participants or the process of determining Beneficiaries under this section, or both. If the Committee suspends the process of designating Beneficiaries on forms and in accordance with procedures it has approved pursuant to this section, the determination of who is a Participant's Beneficiary shall be made under the Participant's will and applicable state law.

ARTICLE 10. DEFERRALS AND SHARE SETTLEMENTS. The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, or with respect to the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. In addition, the Committee may require or permit a Participant to receive settlement in the form of Shares of equal or greater Fair Market Value that are provided under this Plan in lieu of any cash payment that the Participant would otherwise receive under the Company's One-Year Incentive Plan and/or Sustained Profit Growth Plan, or under any successor to either or both of these cash incentive plans.

ARTICLE 11. RIGHTS OF EMPLOYEES

  11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

  For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

  11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

ARTICLE 12. CHANGE IN CONTROL

  Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 16 herein:

    (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

    (b) Any period of restriction for Restricted Stock and Restricted Stock Units granted hereunder that have not previously vested shall end, and such Restricted Stock and Restricted Stock Units shall become fully vested;

    (c) Subject to Article 13 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon. Further, no amendment, modification, suspension, or termination of the Plan shall in any material manner affect any Award theretofore granted under the Plan without the written consent of the affected Participant or any person validly claiming under or through such Participant.

ARTICLE 14. WITHHOLDING

  14.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

  14.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the applicable requirement set forth in (a) or (b) of this section 14.2.

  (a) Awards having exercise timing within Participants' discretion. The Insider must either:

    (1) Deliver written notice of the stock withholding election to the Committee at least six months prior to the date specified by the Insider on which the exercise of the Award is to occur; or

    (2) Make the stock withholding election in connection with an exercise of an Award which occurs during a Window Period.

  (b) Awards having a fixed exercise/payout schedule which is outside insider's control. The Insider must either:

    (1) Deliver written notice of the stock withholding election to the Committee at least six months prior to the date on which the taxable event (e.g., exercise or payout) relating to the Award is scheduled to occur; or

    (2) Make the stock withholding election during a Window Period which occurs prior to the scheduled taxable event relating to the Award (for this purpose, an election may be made prior to such a Window Period, provided that it becomes effective during a Window Period occurring prior to the applicable taxable event).

  ARTICLE 15. SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 16. LEGAL CONSTRUCTION

  16.1 Gender and Number. Except where otherwise indicated by the context any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

  16.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  16.5 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Hawaii.

                                                                       EXHIBIT B

         BANCORP HAWAII, INC. EXECUTIVE OFFICER ONE-YEAR INCENTIVE PLAN

                           EFFECTIVE JANUARY 1, 1994

SECTION 1. ESTABLISHMENT AND PURPOSES.

  1.01 Bancorp Hawaii, Inc. hereby establishes the Executive Officer One-Year Incentive Plan.

  1.02 The purpose of this Plan is to advance the interests of Bancorp Hawaii, Inc. by (i) motivating special achievement by Eligible Employees upon whose judgment, initiative and efforts Bancorp Hawaii, Inc. is largely dependent for the successful conduct of its business through a compensation program emphasizing performance objectives; (ii) supplementing other compensation plans; and (iii) assisting Bancorp Hawaii, Inc. in retaining and attracting such employees.

SECTION 2. DEFINITIONS.

  As used herein, the following terms shall have the following meanings unless a different meaning is plainly required in the context:

  2.01 "Board" shall mean the Board of Directors of the Holding Company.

  2.02 "Committee" shall mean the Compensation Committee of the Holding
Company.

  2.03 "Contingent Award" shall mean an award to an Eligible Employee expressed as a percentage of Salary for the Incentive Period.

  2.04 "Earnings Growth" shall mean the percentage change in Earnings Per Share for the Incentive Period as compared to the year immediately prior to the Incentive Period.

  2.05 "Earnings Per Share" (EPS) shall mean fully diluted Earnings Per Share as reported by the Holding Company in its annual report (or as otherwise reported to shareholders) adjusted as described in this Section 2.05. The Holding Company's reported net income shall be adjusted for the following in computing EPS:

    (a) Any extraordinary or unusual gain or loss transactions,

    (b) Securities gains or losses,

    (c) Incentive Salary Expense, and

    (d) Dividends on preferred shares, if any, of the Holding Company.

  The Committee will, in its sole discretion, determine any adjustments to be made pursuant to this Section 2.05. In the event of a stock dividend or stock split during the Incentive Period, Earnings Growth shall be recomputed to take into account the effects of such stock dividend or stock split.

  2.06 "Eligible Employees" shall mean Key Employees of the Holding Company or of a Subsidiary who, in the opinion of the Committee, are or give promise of becoming of exceptional importance to the Holding Company or any Subsidiary, and of making substantial contributions to the success, growth and profit of the Holding Company and its Subsidiaries.

  2.07 "Ending Value Multiplier", with respect to any Contingent Award, shall mean an amount determined by the Financial Performance Factor.

  2.08 "Financial Performance Factor" shall mean an amount ranging from zero to
2.0 as determined by applying the Performance Matrix as described in Section 6 (or, in certain events, of Section 8.02) of the Plan.

  2.09 "Holding Company" shall mean Bancorp Hawaii, Inc.

  2.10 "Incentive Period", with respect to any Contingent Award, shall mean the Holding Company's fiscal year.

  2.11 "Incentive Salary Expense" shall mean the pre-tax amount accrued for this Plan during the Incentive Period.

  2.12 "Key Employees" shall mean officers or other employees of the Holding Company or any Subsidiary, including directors who are also officers or other employees of the Holding Company or of a Subsidiary.

  2.13 "Net Income" shall mean the Holding Company's consolidated net income for the Incentive Period, as reported in the annual report to shareholders (or as otherwise reported to shareholders) adjusted in the same manner as EPS.

  2.14 "Participant" shall mean a person that the Committee, in its sole discretion, selects from among the Eligible Employees to be awarded a Contingent Award.

  2.15 "Performance Matrix" shall mean the matrix shown in Section 6 by which the Financial Performance Factor under this Plan is calculated.

  2.16 "Plan" shall mean this Executive Officer One-Year Incentive Plan, as it may be amended from time to time.

  2.17 "Return on Average Equity" (ROAE) shall mean Net Income of the Holding Company for the Incentive Period divided by Average Total Equity for the Incentive Period. Average Total Equity shall be as reported in the Holding Company's annual report to shareholders (or as otherwise reported to shareholders) less the average amount of any preferred stock.

  2.18 "Salary" shall mean actual base salary for the Incentive Period.

  2.19 "Subsidiary" or "Subsidiaries" shall mean any corporation(s) in which the Holding Company or any Subsidiary (as defined hereby) owns, at the time of making a Contingent Award hereunder, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation.

SECTION 3. ELIGIBILITY

  3.01 Contingent Awards may be made only to Eligible Employees.

  3.02 Neither members of the Committee nor any member of the Board who is not an employee of the Holding Company or of a Subsidiary shall be an Eligible Employee.

SECTION 4. ADMINISTRATION

  4.01 The Plan shall be administered by the Committee.

  4.02 The Committee shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Eligible Employees, Participants and any and all persons claiming under or through any Eligible Employee or Participant, unless otherwise determined by the Board.

  4.03 Any determination, decision or action of the Committee provided for in this Plan may be made or taken by action of the Board if the Board so determines with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Contingent Award. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, an Eligible Employee or a Participant shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment of the Plan.

SECTION 5. CONTINGENT AWARDS

  5.01 The Committee may, from time to time, in its sole discretion, award to each Participant a Contingent Award. The Committee shall cause notice to be given to each Participant of his or her selection as soon as practicable following the making of a Contingent Award.

  5.02 The Contingent Award that may be awarded to any Participant shall be a percentage of his or her Salary, which percentage shall be no greater than the amounts set out in the table below.

                                                                      CONTINGENT
                                                                        AWARD
                                                                      AS A % OF
                           BANK OF HAWAII OFFICERS                      SALARY
                           -----------------------                    ----------
        Chairman of the Board/CEO....................................    50%
        President or Vice Chairman...................................    40%

  5.03 The Contingent Award shall be determined by multiplying the Participant's Salary times the percentage specified for him or her by the Committee. In any event, the maximum payout under this Plan shall be two times the Contingent Award. For example, if the Participant has a Salary of $80,000 and the Contingent Award awarded to such Participant is 30%, the Contingent Award is $24,000. In this example, the maximum payout under this Plan is two times the Contingent Award, or $48,000.

  5.04 For the named executive officers, assessment of individual performance may result in a downward adjustment of the maximum award, or the entire elimination of this award. No upward adjustments based on discretion are permitted beyond the maximum award for the named executive officers.

SECTION 6. ENDING VALUE OF CONTINGENT AWARD

  6.01 The Ending Value of a Contingent Award shall be determined by multiplying the Contingent Award by the Ending Value Multiplier.

  6.02 The Ending Value Multiplier is the Financial Performance Factor (determined from the Performance Matrix in this Section 6).

  6.03 The maximum Ending Value Multiplier under all circumstances is 2.000.

  6.04 Performance Matrix:

                          FINANCIAL PERFORMANCE FACTOR

- --------------------------------------------------------------------------------

  R         16%             0.98              1.1               1.3               1.7              2.0
- -------------------------------------------------------------------------------------------------------
  O         15%             0.72              1.06              1.2               1.6              2.0
- -------------------------------------------------------------------------------------------------------
  A         14%             0.55              0.77              1.0               1.4              1.9
- -------------------------------------------------------------------------------------------------------
  E         12%             0.4               0.5               0.88              1.2              1.9
- -------------------------------------------------------------------------------------------------------
                               2%                4%                6%               7%               8%

                              EARNINGS GROWTH

  6.05 Interpolation shall be made on a straight line basis, rounded to three decimal places. For example, if ROAE is 13% and Earnings Growth is 5%, the Financial Performance Factor is 0.725. (In certain unusual cases, either ROAE or Earnings Growth may be below 12% and 2% respectively. Proration will still be performed if at least one of these factors is within the range indicated on the Performance Matrix.)

SECTION 7.  DETERMINATION AND PAYMENT OF AWARDS

  7.01 If the Ending Value as computed and adjusted in accordance with Section 6 is zero, no payment shall be made, any Contingent Awards shall terminate and all rights thereunder shall cease.

  7.02 Subject to the provisions of Section 8 hereof, the Ending Value, if any, of the Contingent Award for each Participant shall be determined as per Section
6. The amount determined for each Participant shall be paid in cash in a lump sum (subject to withholding requirements, if applicable) as soon as practicable after determination thereof.

  However, a Participant may make a request, on a form approved by the Committee, for the deferral of all or part of any payment he or she may receive, provided that such request is delivered to the Human Resources Division no later than November 1 of the Incentive Period.

  The Committee may accept or reject any such request for a deferral and may determine the conditions of such deferral at the Committee's sole discretion.

SECTION 8.  TERMINATION OF EMPLOYMENT

  8.01 Except as otherwise provided in Section 8.02 below, if a Participant does not remain continuously in the employ of the Holding Company or a Subsidiary until the expiration of the Incentive Period with respect to any Contingent Award, such Contingent Award shall terminate and all rights thereunder shall cease.

  8.02 If the employment of a Participant with the Holding Company or a Subsidiary terminates during the Incentive Period due to his or her death, disability or retirement, the Committee shall determine the cash payment to be made with respect to such Participant under the following method:

  Salary shall be annualized based on the number of whole months of the Incentive Period prior to the Participant's death, disability or retirement. The Ending Value of the Contingent Award calculated under Sections 6 and 7 shall be multiplied by a fraction, the numerator of which shall be the number of full months of the Incentive Period during which Participant was an employee of the Holding Company or Subsidiary, and the denominator of which shall be 12. This calculation and the payment of any award necessarily must be paid in accordance with Section 7.02.

SECTION 9.  NON-TRANSFERABILITY OF CONTINGENT AWARDS

  No Contingent Award shall be sold, assigned, transferred, encumbered, hypothecated or otherwise anticipated by a Participant, and during the lifetime of a Participant, any payment shall be payable only to the Participant. The Committee shall, if it so determines, adopt rules for the designation by a Participant of a beneficiary to receive cash payments, if any, that may become due pursuant to this Plan after the death of the Participant.

SECTION 10.  AMENDMENT OR TERMINATION OF THE PLAN

  The Board or the Committee may, at any time, terminate or at any time and from time to time amend, modify or suspend this Plan provided that no such amendment, modification, suspension or termination of the Plan shall in any manner adversely affect any Contingent Award theretofore made under the Plan without the consent of the Participant.

SECTION 11. CHANGES IN CAPITALIZATION

  In the event of a dissolution or liquidation of the Holding Company, or a merger or consolidation in which the Holding Company is not the surviving corporation, the amount of cash payable with respect to any Contingent Award for an Incentive Period that will end after such event shall be determined and payable as if the Incentive Period ended on the date of such event and an Ending Value Multiplier of 2.00 shall be used in calculating payments under this Plan, notwithstanding any other provisions of this Plan. All Contingent Awards shall be calculated based on annualized salary for such shortened Incentive Period and shall be paid to such participants within ten days of the end of the shortened Incentive Period.

                                                                       EXHIBIT C

               BANCORP HAWAII, INC. SUSTAINED PROFIT GROWTH PLAN

                           EFFECTIVE JANUARY 1, 1994

SECTION 1. ESTABLISHMENT AND PURPOSES

  1.01 Bancorp Hawaii, Inc. hereby establishes the Sustained Profit Growth
Plan.

  1.02 The purpose of this Plan is to advance the interests of Bancorp Hawaii, Inc. by (i) motivating special achievement by Eligible Employees upon whose judgment, initiative and efforts Bancorp Hawaii, Inc. is largely dependent for the successful conduct of its business through a compensation program emphasizing long-term performance incentives; (ii) supplementing other compensation plans; and (iii) assisting Bancorp Hawaii, Inc. in retaining and attracting such employees.

SECTION 2. DEFINITIONS

  As used herein, the following terms shall have the following meanings unless a different meaning is plainly required in the context:

  2.01 "Base Year" shall mean the fiscal year prior to the Incentive Period.

  2.02 "Board" shall mean the Board of Directors of the Holding Company.

  2.03 "Committee" shall mean the Compensation Committee of the Holding
Company.

  2.04 "Contingent Award" shall mean an award to an Eligible Employee expressed as a percentage of average annual Salary for the Incentive Period.

  2.05 "Eligible Employees" shall mean Key Employees of the Holding Company or of a Subsidiary who, in the opinion of the Committee, are or give promise of becoming of exceptional importance to the Holding Company or any Subsidiary, and of making substantial contributions to the success, growth and profit of the Holding Company and its Subsidiaries.

  2.06 "Earnings Per Share" (EPS) shall mean fully diluted Earnings Per Share as reported by the Holding Company in its annual report (or as otherwise reported to shareholders) adjusted as described in this Section 2.06. The Holding Company's reported net income shall be adjusted for the following in computing EPS:

    (a) Any extraordinary or unusual gain or loss transactions,

    (b) Securities gains or losses,

    (c) Incentive Salary Expense, and

    (d) Dividends on preferred shares, if any, of the Holding Company.

  The Committee will, in its sole discretion, determine any adjustments to be made to EPS pursuant to this Section 2.06.

  2.07 "Earnings Growth Rate" shall mean the growth of EPS during the Incentive Period. For example, if EPS in the Base Year is $6.00 and EPS for the third calendar year of the Incentive Period is $7.80, then the Earnings Growth Rate is 30%. For purposes of this Plan, the Earnings Growth Rate shall be rounded to the nearest one-tenth of one percent. In the event of a stock dividend or stock split during the Incentive Period, Earnings Growth Rate shall be restated to take into account the effect of such stock dividend or stock split.

  2.08 "Ending Value Multiplier", with respect to any Contingent Award, shall mean an amount ranging from zero to 2.00 as determined by applying the Performance Matrix as described in Section 6 (or in certain events, Section 9.02) of the Plan.

  2.09 "FTE Staff" shall be sum of (i) the total number of hours worked by part-time employees of the Holding Company and its Subsidiaries during the applicable fiscal year of the Incentive Period divided by 2,080 and (ii) the average number of full-time staff members employed by the Holding Company and the Subsidiaries during the same fiscal year.

  2.10 "Growth in NIPE" or "NIPE Growth" shall mean the increase (if any) in NIPE for the third year of the Incentive Period as compared to NIPE for the Base Year. Growth in NIPE shall be expressed as a percentage to two decimal places. For example, if NIPE in the Base Year is $25,000 and NIPE in the third year of the Incentive Period is $35,000, then Growth in NIPE is 40%.

  2.11 "Holding Company" shall mean Bancorp Hawaii, Inc.

  2.12 "Incentive Period", with respect to any Contingent Award, shall mean the Holding Company's fiscal years 1994 through 1996 inclusive.

  2.13 "Incentive Salary Expense" shall mean the pre-tax amount accrued for this Plan and any other sustained profit growth plans of the Holding Company during the Incentive Period.

  2.14 "Key Employees" shall mean officers or other employees of the Holding Company or any Subsidiary, including directors who are also officers or other employees of the Holding Company or of a Subsidiary.

  2.15 "Net Income per Employee" (NIPE) shall mean the Holding Company's net income as reported in its annual report, or as otherwise reported to shareholders (adjusted in the same manner as provided in Section 2.06), divided by FTE Staff.

  2.16 "Participant" shall mean a person that the Committee, in its sole discretion, selects from among the Eligible Employees to be awarded a Contingent Award.

  2.17 "Performance Matrix" shall mean the matrix shown in Section 6 which is used in calculating Ending Value Multipliers under this Plan.

  2.18 "Plan" shall mean this Sustained Profit Growth Plan, as it may be amended from time to time.

  2.19 "Salary" shall mean base salary only.

  2.20 "Subsidiary" or "Subsidiaries" shall mean any corporation(s) in which the Holding Company or any Subsidiary (as defined hereby) owns, at the time of making a Contingent Award hereunder, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation.

SECTION 3. ELIGIBILITY

  3.01 Contingent Awards may be made only to Eligible Employees.

  3.02 Neither members of the Committee nor any member of the Board who is not an employee of the Holding Company or of a Subsidiary shall be an Eligible Employee.

SECTION 4. ADMINISTRATION

  4.01 The Plan shall be administered by the Committee.

  4.02 The Committee shall be vested with full authority to make such rules and regulations as it deems necessary to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Eligible Employees, Participants and any and all persons claiming under or through any Eligible Employee or Participant, unless otherwise determined by the Board.

  4.03 Any determination, decision or action of the Committee provided for in this Plan may be made or taken by action of the Board if the Board so determines with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Contingent Award. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, an Eligible Employee or a Participant, shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment of the Plan.

SECTION 5. CONTINGENT AWARDS

  5.01 The Committee may, from time to time, in its sole discretion, award to each Participant a Contingent Award. The Committee shall cause notice to be given to each Participant of his or her selection as soon as practicable following the making of a Contingent Award.

  5.02 The Contingent Award that may be awarded to any Participant shall be a percentage of his or her average annual Salary for the Incentive Period, which percentage shall be no greater than the amounts set out in the table below.

                                                                CONTINGENT AWARD
                       BANK OF HAWAII OFFICERS                  AS A % OF SALARY
                       -----------------------                  ----------------
        Chairman of the Board/CEO..............................        40%
        President or Vice Chairman.............................        35%
        Executive Vice President...............................        30%
        Senior Vice President..................................        25%
        Other Subsidiary Officers..............................        25%

  5.03 The Contingent Award shall be multiplied by the Participant's average annual Salary for the Incentive Period. In any event, the maximum payout under this Plan shall be two times the Contingent Award. For example, a Participant with an average annual Salary of $80,000 might receive a Contingent Award of 25% or $20,000. In this example, the maximum payout under this Plan would be two times the Contingent Award, or $40,000.

SECTION 6. ENDING VALUE OF CONTINGENT AWARD

  6.01 The Ending Value of a Contingent Award shall be determined by multiplying the Contingent Award by the Ending Value Multiplier determined from the Performance Matrix in Section 6.02.

  6.02 Ending Value Multiplier

                             EARNINGS GROWTH RATE
 NIPE                        --------------------
GROWTH    12%     14%     16%     18%     20%     22%     24%     26%     28%
- ------   -----   -----   -----   -----   -----   -----   -----   -----   -----
 26%     1.000   1.125   1.250   1.375   1.500   1.625   1.750   1.875   2.000
 25%     0.875   1.000   1.125   1.250   1.375   1.500   1.625   1.750   1.875
 24%     0.750   0.875   1.000   1.125   1.250   1.375   1.500   1.625   1.750
 22%     0.625   0.750   0.875   1.000   1.125   1.250   1.375   1.500   1.625
 20%     0.500   0.625   0.750   0.875   1.000   1.125   1.250   1.375   1.500
 17%     0.375   0.500   0.625   0.750   0.875   1.000   1.125   1.250   1.375
 14%     0.250   0.375   0.500   0.625   0.750   0.875   1.000   1.125   1.250
 11%     0.125   0.250   0.375   0.500   0.625   0.750   0.875   1.000   1.125
  8%     0.000   0.125   0.250   0.375   0.500   0.625   0.750   0.875   1.000

  6.03 Interpolation between the points shown above shall be made on a straight line basis rounded to three decimal places. For example, if NIPE Growth is 23% and the Earnings Growth Rate is 27%, the Ending Value Multiplier would be
1.500. The maximum Ending Value Multiplier under all circumstances will be 2.00.

SECTION 7. CONDITIONS

  The Chairman and the President shall prepare recommendations for the Committee. The Committee shall make the final determination of the Ending Multiplier and any awards, and reserves the right to add to or withhold all or any portion of any or all award(s) at its sole discretion.

SECTION 8. DETERMINATION AND PAYMENT OF AWARDS

  8.01 If the Ending Value as computed and adjusted in accordance with Section 6 and 7 is zero, no payment shall be made, any Contingent Awards shall terminate and all rights thereunder shall cease.

  8.02 Subject to the provisions of Section 9 hereof, the Ending Value, if any, of the Contingent Award for each Participant shall be determined as per Sections 6 and 7. The amount determined for each Participant shall be paid in cash in a lump sum (subject to withholding requirements, if applicable) as soon as practicable after determination thereof.

  However, a Participant may make a request, on a form approved by the Committee, for the deferral of all or part of any payment he or she may receive, provided that such request is delivered to the Human Resources Division no later than November 1 of the last year of the Incentive Period.

  The Committee may accept or reject any such request for a deferral and may determine the conditions of such deferral at the Committee's sole discretion.

SECTION 9. TERMINATION OF EMPLOYMENT

  9.01 Except as otherwise provided in Section 9.02 below, if a Participant does not remain continuously in the employ of the Holding Company or a Subsidiary until the expiration of the Incentive Period with respect to any Contingent Award, such Contingent Award shall terminate and all rights thereunder shall cease.

  9.02 If the employment of a Participant with the Holding Company or a Subsidiary terminates during the Incentive Period due to his or her death, disability or retirement, the Committee shall determine the cash payment to be made with respect to such Participant under the following method.

  The Contingent Award payable, if any, shall be based on the annualized salary of the Participant as of the last January 1 prior to the Participant's death, disability or retirement. The Ending Value of the Contingent Award calculated under Sections 6, 7 and 8 shall be multiplied by a fraction, the numerator of which shall be the number of full months of the Incentive Period during which Participant was an employee of the Holding Company or Subsidiary, and the denominator of which shall be 36. This calculation and the payment of any award must be paid in accordance with Section 8.02.

SECTION 10. NON-TRANSFERABILITY OF CONTINGENT AWARDS

  No Contingent Award shall be sold, assigned, transferred, encumbered, hypothecated or otherwise anticipated by a Participant, and during the lifetime of a Participant, any payment shall be payable only to the Participant. The Committee shall, if it so determines, adopt rules for the designation by a Participant of a beneficiary to receive cash payments, if any, that may become due pursuant to this Plan after the death of the Participant.

SECTION 11. AMENDMENT OR TERMINATION OF THE PLAN

  The Board or the Committee may, at any time, terminate or at any time and from time to time amend, modify or suspend this Plan provided that no such amendment, modification, suspension or termination of the Plan shall in any manner adversely affect any Contingent Award theretofore made under the Plan without the consent of the Participant.

SECTION 12. CHANGES IN CAPITALIZATION

  In the event of a dissolution or liquidation of the Holding Company or a merger or consolidation in which the Holding Company is not the surviving corporation, the amount of cash payable with respect to any Contingent Award for an Incentive Period that will end after such event shall be determined and payable as if the Incentive Period ended on the date of such event and an Ending Value Multiplier of 2.000 shall be used in calculating the award for this Plan, notwithstanding any other provisions of this Plan. All Contingent Awards shall be calculated based on the average annual Salary of the Participant for the shortened Incentive Period, and shall be paid to such Participants within ten days of the end of the shortened Incentive Period.

                             BANCORP HAWAII, INC.
                  130 Merchant Street, Honolulu, Hawaii 96813

                                   P R 0 X Y

             FOR THE ANNUAL MEETING OF STOCKHOLDERS-APRIL 27, 1994

   THIS PROXY IS SOLICITED BY MANAGEMENT BY ORDER OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Peter D. Baldwin, Thomas B. Hayward, Stuart T. K. Ho, , H. Howard Stephenson, Fred E. Trotter, and Charles
R. Wichman and each of them, the proxy of the undersigned, with full powers of substitution, to vote all of the common stock of Bancorp Hawaii, Inc., which the undersigned may be entitled to vote at the annual meeting of stockholders of the corporation to be held on April 27, 1994, or at any adjournment thereof. Said proxies are instructed to vote as follows:

     THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR: (1) ELECTION OF ITS NOMINEES AS DIRECTORS, (2) AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, (3) APPROVAL OF THE BANCORP HAWAII, INC. STOCK OPTION PLAN OF 1994, (4) APPROVAL OF THE BANCORP HAWAII, INC. EXECUTIVE OFFICER ONE-YEAR INCENTIVE PLAN, (5) APPROVAL OF THE BANCORP HAWAII, INC. SUSTAINED PROFIT GROWTH PLAN, AND (6) ELECTION OF ERNST & YOUNG AS AUDITOR. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. SAID PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

            (Continued, and to be signed and dated on reverse side)

- ------------------------------------------------------------------------------------------------------------------------------------
PLEASE MARK BOXES [_] OR [X] IN BLUE OR BLACK INK.

1.  Elect the following Directors: (CHECK ONE BOX ONLY)

Class II Directors for terms expiring in 1997       NOMINEES: DAVID A. HEENAN, STUART T. K. HO, LAWRENCE M. JOHNSON, FRED E TROTTER

Class III Directors for term expiring in 1995       NOMINEES: MARY G. F. BITTERMAN, HERBERT M. RICHARDS, JR.

    (CHECK ONE BOX ONLY)
 For all nominees listed on the reverse side. [X]       Withhold Authority Generally. [X]       Exceptions*

(TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE MARK THE "EXCEPTION" BOX AND WRITE HIS NAME ON THE LINE BELOW.)

*Exceptions
            -------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
2.   Approve an amendment to the Restated Articles of Incorporation
     to increase the authorized number of shares of common stock.          FOR   [X]         AGAINST   [X]       ABSTAIN   [X]

3.   Approve the Bancorp Hawaii, Inc. Stock Option Plan of 1994.           FOR   [X]         AGAINST   [X]       ABSTAIN   [X]

4.   Approve the Bancorp Hawaii Inc. Executive Officer
     One-Year Incentive Plan.                                              FOR   [X]         AGAINST   [X]       ABSTAIN   [X]

5.   Approve the Bancorp Hawaii, Inc. Sustained Profit Growth Plan.        FOR   [X]         AGAINST   [X]       ABSTAIN   [X]

6.   Elect Ernst & Young as Auditor.                                       FOR   [X]         AGAINST   [X]       ABSTAIN   [X]

                    Please sign your name exactly as it appears hereon. Joint owners should sign personally. Attorney, Executor, Administrator. Trustee, or Guardian should indicate full title. If Address is incorrect, please give us correct one.

                      Dated:
                             --------------------------------------------

                    -----------------------------------------------------
                    Signature (no witness required)

                    -----------------------------------------------------
                    Signature if stock held jointly

                    Votes must be indicated (X) in Black or
                    Blue ink.                                      [X]

Sign, Date and Return Proxy Card Promptly Using the Enclosed Envelope.